                                                                   EXHIBIT 10.66


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                           LOAN AND SECURITY AGREEMENT

                                  by and among

                          e.spire COMMUNICATIONS, INC.,
                     as a Debtor and a Debtor in Possession,

                                  as Borrower,

          THE SUBSIDIARIES OF THE BORROWER THAT ARE SIGNATORIES HERETO,
                      as Debtors and Debtors in Possession,

                                 as Guarantors,

                    THE LENDERS THAT ARE SIGNATORIES HERETO,

                                   as Lenders,

                          FOOTHILL CAPITAL CORPORATION,
                    as the Arranger and Administrative Agent


                                       and


                               ABLECO FINANCE LLC,
                                   as Co-Agent


                           Dated as of April 10, 2001





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                                TABLE OF CONTENTS

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1.        DEFINITIONS AND CONSTRUCTION............................................................................1
     1.1       Definitions........................................................................................1
     1.2       Accounting Terms..................................................................................21
     1.3       Code..............................................................................................21
     1.4       Construction......................................................................................21
     1.5       Schedules and Exhibits............................................................................21

2.        LOAN AND TERMS OF PAYMENT..............................................................................21
     2.1       Revolver Advances.................................................................................21
     2.2       Term Loan.........................................................................................22
     2.3       Borrowing Procedures and Settlements..............................................................23
     2.4       Payments..........................................................................................29
     2.5       Overadvances......................................................................................32
     2.6       Interest Rates, Payments, Letter of Credit Fee and Calculations...................................32
     2.7       Cash Management...................................................................................33
     2.8       Crediting Payments; Float Charge..................................................................34
     2.9       Designated Account................................................................................35
     2.10      Maintenance of Loan Account; Statements of Obligations............................................35
     2.11      Fees..............................................................................................35
     2.12      Capital Requirements..............................................................................36
     2.13      Letters of Credit.................................................................................36

3.        CONDITIONS; TERM OF AGREEMENT..........................................................................39
     3.1       Conditions Precedent to the Term Loan.............................................................39
     3.2       Conditions Precedent to Revolver Commitments, the Initial Advance
               and the Initial Letter of Credit..................................................................41
     3.3       Condition Precedent to Increase in Maximum Revolver Amount........................................42
     3.4       Conditions Precedent to all Extensions of Credit..................................................43
     3.5       Conditions Subsequent to the Initial Extension of Credit..........................................43
     3.6       Term..............................................................................................43
     3.7       Effect of Termination.............................................................................44
     3.8       Early Termination by Borrower.....................................................................44

4.        CREATION OF SECURITY INTEREST..........................................................................45
     4.1       Grant of Security Interest........................................................................45
     4.2       Negotiable Collateral.............................................................................45
     4.3       Collection of Accounts, General Intangibles, and Negotiable Collateral............................45
     4.4       Delivery of Additional Documentation Required.....................................................45
     4.5       Power of Attorney.................................................................................46
     4.6       Right to Inspect..................................................................................46
     4.7       Administrative Priority...........................................................................46
     4.8       Grants, Rights and Remedies.......................................................................46
     4.9       No Filings Required...............................................................................47
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     4.10      Survival..........................................................................................47
     4.11      Control Agreements................................................................................48

5.        REPRESENTATIONS AND WARRANTIES.........................................................................48
     5.1       No Encumbrances...................................................................................48
     5.2       Eligible Fiber Optic Inventory....................................................................48
     5.3       Equipment.........................................................................................48
     5.4       Location of Inventory and Equipment...............................................................48
     5.5       Inventory Records.................................................................................48
     5.6       Location of Chief Executive Office; FEIN..........................................................49
     5.7       Due Organization and Qualification; Subsidiaries..................................................49
     5.8       Due Authorization; No Conflict....................................................................49
     5.9       Litigation........................................................................................50
     5.10      No Material Adverse Change........................................................................50
     5.11      Employee Benefits.................................................................................50
     5.12      Environmental Condition...........................................................................50
     5.13      Brokerage Fees....................................................................................50
     5.14      Intellectual Property.............................................................................51
     5.15      DDAs..............................................................................................51
     5.16      Complete Disclosure...............................................................................51
     5.17      Administrative Priority; Lien Priority............................................................51
     5.18      Appointment of Trustee or Examiner; Liquidation...................................................51
     5.19      Regulatory Authorizations.........................................................................52
     5.20      Governmental Regulation...........................................................................52

6.        AFFIRMATIVE COVENANTS..................................................................................53
     6.1       Accounting System.................................................................................53
     6.2       Collateral Reporting..............................................................................53
     6.3       Financial Statements, Reports, Certificates.......................................................54
     6.4       [INTENTIONALLY OMITTED]...........................................................................56
     6.5       [INTENTIONALLY OMITTED]...........................................................................56
     6.6       Maintenance of Properties.........................................................................56
     6.7       Taxes.............................................................................................56
     6.8       Insurance.........................................................................................56
     6.9       Location of Inventory and Equipment...............................................................57
     6.10      Compliance with Laws..............................................................................57
     6.11      [INTENTIONALLY OMITTED]...........................................................................57
     6.12      Brokerage Commissions.............................................................................57
     6.13      Existence.........................................................................................58
     6.14      Environmental.....................................................................................58
     6.15      Disclosure Updates................................................................................58

7.        NEGATIVE COVENANTS.....................................................................................58
     7.1       Indebtedness......................................................................................58
     7.2       Liens.............................................................................................59
     7.3       Restrictions on Fundamental Changes...............................................................59
     7.4       Disposal of Assets................................................................................59
     7.5       Change Name.......................................................................................59
     7.6       Guarantee.........................................................................................60
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     7.7       Nature of Business................................................................................60
     7.8       Prepayments and Amendments........................................................................60
     7.9       Change of Control.................................................................................60
     7.10      [INTENTIONALLY OMITTED]...........................................................................60
     7.11      Distributions.....................................................................................60
     7.12      Accounting Methods................................................................................60
     7.13      Investments.......................................................................................60
     7.14      Transactions with Affiliates......................................................................60
     7.15      Suspension........................................................................................61
     7.16      Compensation......................................................................................61
     7.17      Use of Proceeds...................................................................................61
     7.18      Change in Location of Chief Executive Office; Inventory and
               Equipment with Bailees............................................................................61
     7.19      Securities Accounts...............................................................................61
     7.20      Financial Covenants...............................................................................61
     7.21      Interim Bankruptcy Court Order; Final Bankruptcy Court Order;
               Administrative Expense Priority; Lien Priority; Payments..........................................66

8.        EVENTS OF DEFAULT......................................................................................67

9.        THE LENDER GROUP'S RIGHTS AND REMEDIES.................................................................70
     9.1       Rights and Remedies...............................................................................70
     9.2       Remedies Cumulative...............................................................................72

10.       TAXES AND EXPENSES.....................................................................................72

11.       WAIVERS; INDEMNIFICATION...............................................................................72
     11.1      Demand; Protest; etc..............................................................................72
     11.2      The Lender Group's Liability for Collateral.......................................................72
     11.3      Indemnification...................................................................................73

12.       NOTICES................................................................................................73

13.       CHOICE OF LAW; JURY TRIAL WAIVER.......................................................................74

14.       ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.............................................................75
     14.1      Assignments and Participations....................................................................75
     14.2      Successors........................................................................................77

15.       AMENDMENTS; WAIVERS....................................................................................78
     15.1      Amendments and Waivers............................................................................78
     15.2      Replacement of Holdout Lender.....................................................................79
     15.3      No Waivers; Cumulative Remedies...................................................................80

16.       AGENT; THE LENDER GROUP................................................................................80
     16.1      Appointment and Authorization of Agent............................................................80
     16.2      Delegation of Duties..............................................................................81
     16.3      Liability of Agent................................................................................81
     16.4      Reliance by Agent.................................................................................81
     16.5      Notice of Default or Event of Default.............................................................81
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     16.6      Credit Decision...................................................................................82
     16.7      Costs and Expenses; Indemnification...............................................................82
     16.8      Agent in Individual Capacity......................................................................83
     16.9      Successor Agent...................................................................................83
     16.10     Lender in Individual Capacity.....................................................................84
     16.11     Swing Lender in Individual Capacity...............................................................84
     16.12     Withholding Taxes.................................................................................84
     16.13     Collateral Matters................................................................................86
     16.14     Restrictions on Actions by Lenders; Sharing of Payments...........................................87
     16.15     Agency for Perfection.............................................................................87
     16.16     Payments by Agent to the Lenders..................................................................88
     16.17     Concerning the Collateral and Related Loan Documents..............................................88
     16.18     Field Audits and Examination Reports; Confidentiality; Disclaimers
               by Lenders; Other Reports and Information.........................................................88
     16.19     Several Obligations; No Liability.................................................................89
     16.20     Co-Agent..........................................................................................89

17.       GUARANTY...............................................................................................90
     17.1      Guaranty..........................................................................................90
     17.2      Guaranty Absolute.................................................................................90
     17.3      Waiver............................................................................................91
     17.4      Continuing Guaranty; Assignments..................................................................91
     17.5      Subrogation.......................................................................................91
     17.6      The guarantee by each Guarantor of the Guaranteed Obligations is a joint and several obligation of each Guarantor....................................................92

18.       GENERAL PROVISIONS.....................................................................................92
     18.1      Effectiveness.....................................................................................92
     18.2      Section Headings..................................................................................92
     18.3      Interpretation....................................................................................92
     18.4      Severability of Provisions........................................................................92
     18.5      Amendments in Writing.............................................................................92
     18.6      Counterparts; Telefacsimile Execution.............................................................92
     18.7      Revival and Reinstatement of Obligations..........................................................92
     18.8      Integration.......................................................................................93
     18.9      Agent as Party in Interest........................................................................93
     18.10     Confidentiality...................................................................................93
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                                    EXHIBITS AND SCHEDULES

Exhibit A-1                         Form of Assignment and Acceptance
Exhibit C-1                         Form of Compliance Certificate
Exhibit I-1                         Form of Interim Bankruptcy Court Order

Schedule C-1                        Commitments
Schedule E-1                        Eligible Fiber Optic Inventory Locations
Schedule P-1                        Permitted Liens
Schedule 2.7(a)                     Cash Management Banks
Schedule 3.1(f)                     Jurisdictions
Schedule 5.4                        Locations of Inventory and Equipment
Schedule 5.6                        Chief Executive Office; FEIN
Schedule 5.7(b)                     Subsidiaries
Schedule 5.12(a)                    Environmental Matters
Schedule 5.14                       Intellectual Property
Schedule 5.15                       Demand Deposit Accounts
Schedule 5.19                       Regulatory Authorizations
Schedule 6.7                        Taxes
Schedule 7.16                       Compensation

                           LOAN AND SECURITY AGREEMENT


                THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of April 10, 2001, by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (the "Agent"), ABLECO FINANCE LLC, a New York limited liability company, as co-agent (the "Co-Agent") and, on the other hand, e.spire Communications, Inc., a Delaware corporation, as a debtor and a debtor in possession (the "Borrower"), and the subsidiaries of Borrower that are identified on the signature pages hereof, each as a debtor and a debtor in possession (each individually a "Guarantor" and collectively the "Guarantors").

                WHEREAS, on March 22, 2001 (the "Filing Date"), the Borrower and the Guarantors commenced cases (the "Chapter 11 Cases") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") and the Borrower and the Guarantors have retained possession of their assets and are authorized under the Bankruptcy Code to continue the operation of their businesses as debtors in possession;

                WHEREAS, the Bankruptcy Court has entered an order authorizing the joint administration of the bankruptcy estates of the Borrower and each Guarantor;

                WHEREAS, the Borrower and the Guarantors have requested that Lenders make post-petition loans, advances and other extensions of credit to Borrower in an aggregate principal amount not to exceed $85,000,000 at any time outstanding (which facility shall be limited to $25,000,000 at any time outstanding until the Final Bankruptcy Court Order (as hereinafter defined) shall have been entered by the Bankruptcy Court); and

                WHEREAS, Agent and Lenders have agreed to make such facility available to Borrower subject to the terms and conditions set forth herein;

                NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties agree as follows:

                1.      DEFINITIONS AND CONSTRUCTION.

                1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

                        "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

                        "Accounts" means all of each Loan Party's now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

                        "ACSI Network" means ACSI Network Technologies, Inc., a Maryland corporation.

                        "Adequate Protection Stipulation" means the Stipulation and Order Granting Adequate Protection and Authorizing Use of Cash Collateral Pursuant to Bankruptcy Code Sections 361, 362(D) and 363 so ordered by the Bankruptcy Court on March 26, 2001, as amended, modified or extended from time to time.

                        "Additional Documents" has the meaning set forth in
Section 4.4.

                        "Additional Term Loan" has the meaning set forth in
Section 2.2.

                        "Advance Percentage" means the advance rate with respect to Eligible Fiber Optic Inventory, designated as a percentage, determined by Agent with the consent of the Required Lenders, in the exercise of their Permitted Discretion, based upon the results of the Revolver Facility Diligence and the lending practices of Agent.

                        "Advances" has the meaning set forth in Section 2.1.

                        "Affiliate" means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, in any event: (a) any Person which owns directly or indirectly 20% or more of the securities having ordinary voting power for the election of directors or other members of the governing body of a Person or 20% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed to control such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed to be an Affiliate of such Person.

                        "Agent" means Foothill, solely in its capacity as agent for the Lenders hereunder, and any successor thereto.

                        "Agent's Account" means an account at a bank designated by Agent from time to time as the account into which Borrower shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Borrower and the Lender Group to the contrary, Agent's Account shall be that certain deposit account bearing account number 323-266193 and maintained by Agent with The Chase Manhattan Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA #021000021.

                        "Agent Advances" has the meaning set forth in Section 2.3(e)(i).

                        "Agent's Liens" means the Liens granted by Borrower and Guarantors to Agent for the benefit of the Lender Group under this Agreement or the other Loan Documents.



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                        "Agent-Related Persons" means Agent together with its
Affiliates, officers, directors, employees, and agents.

                        "Agreed Administrative Expense Priorities" means that administrative expenses with respect to the Loan Parties shall have the following order of priority:

                        (a)     first, (i) amounts payable pursuant to 28 U.S.C.
Section 1930(a)(6) and (ii) allowed fees and expenses of attorneys, accountants and other professionals retained in the Chapter 11 Cases pursuant to Sections 327 and 1103 of the Bankruptcy Code, but the amount entitled to priority under clause (ii) of this clause first ("Priority Professional Expenses") shall not exceed, $3,000,000 outstanding in the aggregate at any time (in each case inclusive of any holdbacks required by the Bankruptcy Court) (the "Professional Expenses Cap"); provided, however, that after the occurrence and during the continuance of an Event of Default hereunder or a default by any Loan Party of any of its obligations under the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, any payments actually made to such professionals after such occurrence and during such continuance, under Sections 330 and 331 of the Bankruptcy Code or otherwise, shall reduce the Professional Expenses Cap on a dollar-for-dollar basis;

                        (b)     second, all Obligations, and

                        (c)     third, all other allowed administrative
expenses.

                        "Agreement" has the meaning set forth in the preamble hereto.

                        "Applicable Prepayment Premium" means as of any date of determination, an amount equal to, during the period of time from and after the date of the execution and delivery of this Agreement up to the Maturity Date, 2% times the sum of (i) the Maximum Revolver Amount, plus (ii) the outstanding principal balance of the Term Loan on the date immediately prior to the date of determination.

                        "Assignee" has the meaning set forth in Section 14.1.

                        "Assignment and Acceptance" means an Assignment and Acceptance in the form of Exhibit A-1.

                        "Authorized Person" means any officer or other employee of Borrower.

                        "Availability" means, as of any date of determination, if such date is a Business Day, and determined at the close of business on the immediately preceding Business Day, if such date of determination is not a Business Day, the amount that Borrower is entitled to borrow as Advances under
Section 2.1 (after giving effect to all then outstanding Obligations and all sublimits and reserves applicable hereunder).

                        "Avoidance Actions" means all causes of action of any Loan Party, as a debtor and debtor-in-possession, arising under 11 U.S.C. Sections 542, 544, 545, 547, 548, 549, 550 and 553.



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                        "Bankruptcy Code" has the meaning specified therefor in
the recitals hereto.

                        "Bankruptcy Court" has the meaning specified therefor in the recitals hereto.

                        "Base Rate" means, the rate of interest announced within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

                        "Base Rate Margin" means 3.50 percentage points.

                        "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which Borrower or any ERISA Affiliate of Borrower has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

                        "Board of Directors" means the board of directors (or comparable managers) of Borrower or any committee thereof duly authorized to act on behalf of the board.

                        "Books" means all of each Loan Party's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition.

                        "Borrower" has the meaning set forth in the preamble to this Agreement.

                        "Borrowing" means a borrowing hereunder consisting of Advances (or term loans, in the case of the Term Loan) made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of an Agent Advance.

                        "Borrowing Base" has the meaning set forth in Section
2.1.

                        "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

                        "Capital Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                        "Capitalized Lease Obligation" means any Indebtedness represented by obligations under a Capital Lease.

                        "Carve-Out Expenses" means those amounts, fees, expenses and claims set forth in clause "first" of the definition of the term "Agreed Administrative Expense Priorities".



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                        "Cash Equivalents" means (a) marketable direct
obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's, (c) commercial paper maturing no more than 1 year from the date of acquisition thereof and, at the time of acquisition, having a rating of A-1 or P-1, or better, from S&P or Moody's, and (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof either (i) issued by any bank organized under the laws of the United States or any state thereof which bank has a rating of A or A2, or better, from S&P or Moody's, or (ii) certificates of deposit less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation.

                        "Cash Management Account" has the meaning set forth in
Section 2.7(a).

                        "Cash Management Agreements" means those certain cash management service agreements, in form and substance satisfactory to Agent, each of which is among a Loan Party, Agent, and one of the Cash Management Banks.

                        "Cash Management Bank" has the meaning set forth in
Section 2.7(a).

                        "Change of Control" means (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20%, or more, of the Stock of Borrower having the right to vote for the election of members of the Board of Directors, or (b) a majority of the members of the Board of Directors do not constitute Continuing Directors, or
(c) Borrower ceases to directly own and control 100% of the outstanding capital Stock of each of the other Loan Parties.

                        "Chapter 11 Cases" has the meaning specified therefor in the recitals hereto.

                        "CLEC Business" means the competitive local exchange carrier business of the Loan Parties.

                        "Co-Agent" means Ableco Finance LLC, solely in its capacity as co-agent for the Lenders hereunder.

                        "Closing Date" means the date of the making of the Term Loan hereunder or the date on which Agent sends Borrower a written notice that each of the conditions precedent set forth in Section 3.1 either have been satisfied or have been waived.

                        "Closing Date Projections" means Loan Parties' forecasted twelve month (a) balance sheets, (b) profit and loss statements, and
(c) cash flow statements, all prepared on a consolidating and consolidated basis (except for the cash flow statements which are only prepared on a consolidated basis), consistent with Borrower's historical financial statements, in each case together with appropriate supporting details and a schedule containing the underlying assumptions.

                        "Closing Date Term Loan" has the meaning set forth in
Section 2.2.

                        "Code" means the New York Uniform Commercial Code, as in effect from time to time.

                        "Collateral" means all now owned or hereafter acquired right, title, and interest in and to the assets and property of each Loan Party's estate (as defined in the Bankruptcy Code), including, without limitation each of the following:

                        1.      Accounts,

                        2.      Books,

                        3.      Equipment,

                        4.      General Intangibles,

                        5.      Inventory,

                        6.      Investment Property,

                        7.      Negotiable Collateral,

                        8.      Real Property Collateral,

                        9.      the Avoidance Actions,

                        10. money or other assets of any Loan Party that now or hereafter come into the possession, custody, or control of any member of the Lender Group, and

                        11. the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property Collateral, Avoidance Actions, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof;

provided that, prior to the entry of the Final Bankruptcy Court Order, Collateral shall not include Avoidance Actions.

                        "Collections" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of the Loan Parties.

                        "Commitment" means, with respect to each Lender, its Revolver Commitment, its Term Loan Commitment, or its Total Commitment, as the context requires, and, with respect to all Lenders, their Revolver Commitments, their Term Loan Commitments, or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                        "Communications Act" means the Communications Act of 1934, as amended (including, without limitation, the Telecommunications Act of 1996), or any successor statute or statutes thereto, and all regulations thereunder, in each case as from time to time in effect.

                        "Communications Regulatory Authority" means the FCC, any State PUC and any future federal, state or local communications regulatory commission, agency, department, board or authority.

                        "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer of Borrower to Agent.

                        "Confidential Information" means written information that Borrower furnishes to Agent or the Lenders and which is marked as confidential, but does not include any such information that is or becomes generally available to the public (other than information that is or becomes available to the public as a result of disclosure by Agent or a Lender in violation of Section 18.10) or that is or becomes available to Agent or a Lender from a source other than Borrower or any agent of Borrower unless Agent or such Lender knows, or reasonably should know, that such source is breaching a duty of confidentiality to Borrower.

                        "Continuing Director" means (a) any member of the Board of Directors who was a director (or comparable manager) of Borrower on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Borrower (as such terms are used in Rule 14a-11 under the Exchange Act) and whose initial assumption of office resulted from such contest or the settlement thereof.

                        "Control Agreement" means a control agreement, in form and substance satisfactory to Agent, executed and delivered by Borrower, Agent, and the applicable securities intermediary with respect to a Securities Account or bank with respect to a deposit account.

                        "CyberGate" means CyberGate, Inc., a Florida corporation.

                        "Daily Balance" means, with respect to each day during the term of this Agreement, the amount of an Obligation owed at the end of such day.

                        "DDA" means any checking or other demand deposit account maintained by Borrower.

                        "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

                        "Defaulting Lender" means any Lender that fails to make any Advance (or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

                        "Defaulting Lender Rate" means (a) the Base Rate for the first 3 days from and after the date the relevant payment is due, and (b) thereafter, at the interest rate then applicable to Advances (inclusive of the Base Rate Margin applicable thereto).

                        "Designated Account" means account number 449-688-4321 of e.spire Finance Corporation maintained with the Designated Account Bank, or such other deposit account of Borrower or a Loan Party (located within the United States) that has been designated as such, in writing, by Borrower to Agent.

                        "Designated Account Bank" means Wells Fargo Bank, National Association, whose office is located in San Francisco, CA, and whose ABA number is 121-000-248.

                        "Disbursement Letter" means an instructional letter executed and delivered by Borrower to Agent regarding the Advances and Term Loan to be made on the Closing Date, the form and substance of which is satisfactory to Agent.

                        "Dollars" or "$" means United States dollars.

                        "EBITDA" means, with respect to the CLEC Business and CyberGate for any period, the consolidated net earnings (or loss), minus extraordinary gains, plus non-cash compensation, plus extraordinary losses, plus interest expense, income taxes, and depreciation and amortization for the CLEC Business and CyberGate for such period, as determined in accordance with GAAP.

                        "Eligible Fiber Optic Inventory" means fiber optic cable Inventory which is owned by a Loan Party and ready for sale and is, and at all times continues to be, acceptable to the Required Lenders in their Permitted Discretion and shall be determined by the Agent with the consent of the Required Lenders based upon the Revolver Facility Diligence and the lending practices of the Agent.

                        "Eligible Transferee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $250,000,000, (d) any Affiliate (other than individuals) of a Lender that was party hereto as of the Closing Date or any fund, money market account, investment account or other account managed by a Lender or an Affiliate of a Lender and (e) any other Person approved by Agent.

                        "Entry Date" means the date upon which the Interim Bankruptcy Court Order is signed by the Bankruptcy Court and entered on the docket of the Chapter 11 Cases.

                        "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of Borrower or any predecessor in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by Borrower or any predecessor in interest.

                        "Environmental Law" means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on Borrower, relating to the environment, employee health and safety, or Hazardous Materials, including CERCLA; RCRA; the Federal Water Pollution Control Act, 33 USC Section 1251 et seq; the Toxic Substances Control Act, 15 USC, Section 2601 et seq; the Clean Air Act, 42 USC Section 7401 et seq.; the Safe Drinking Water Act, 42 USC. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 USC.
Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 USC. Section 11001 et seq.; the Hazardous Material Transportation Act, 49 USC Section 1801 et seq.; and the Occupational Safety and Health Act, 29 USC. Section 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                        "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any Environmental Action.

                        "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                        "Equipment" means all of each Loan Party's now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

                        "ERISA Affiliate" means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower is a member under IRC
Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o).

                        "Event of Default" has the meaning set forth in Section
8.

                        "Exchange Act" means the Securities Exchange Act of 1934, as in effect from time to time.

                        "FCC" means the Federal Communications Commission or any successor agency.

                        "FEIN" means Federal Employer Identification Number.

                        "Filing Date" has the meaning specified therefor in the recitals hereto.

                        "Final Bankruptcy Court Order" means the final order of the Bankruptcy Court, substantially in form of the Interim Bankruptcy Court Order, approving this Agreement and the other Loan Documents, including the Advances and the Term Loan made and to be made to, and the Letters of Credit to be issued for the account of, Borrower thereunder, as such Order may be amended, modified or supplemented from time to time with the express written joinder or consent of the Agent, on behalf of the Required Lenders, and the Borrower.

                        "Finance Corp" means e.spire Finance Corporation, a Delaware corporation.

                        "Foothill" means Foothill Capital Corporation, a California corporation.

                        "Funding Date" means the date on which a Borrowing occurs.

                        "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

                        "General Intangibles" means all of each Loan Party's now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral.

                        "Governing Documents" means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

                        "Governmental Authority" means any federal, state, local, or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

                        "Governmental Authorization" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

                        "Guaranteed Obligations" has the meaning set forth in
Section 17.1.

                        "Guarantor" has the meaning specified therefor in the preamble hereto.

                        "Hazardous Materials" means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

                        "Holdout Lender" has the meaning set forth in Section 15.2(a).

                        "Indebtedness" means (a) all obligations of any Loan Party for borrowed money, (b) all obligations of any Loan Party evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of such Loan Party in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of any Loan Party under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of any Loan Party, irrespective of whether such obligation or liability is assumed, (e) all obligations of any Loan Party for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of such Loan Party's business and repayable in accordance with customary trade practices), and (f) any obligation of any Loan Party guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse to such Loan Party) any obligation of any other Person.

                        "Indemnified Liabilities" has the meaning set forth in
Section 11.3.

                        "Indemnified Person" has the meaning set forth in
Section 11.3.

                        "Interim Bankruptcy Court Order" means the interim order of the Bankruptcy Court, substantially in the form of Exhibit I-1 hereto, approving this Agreement and the other Loan Documents, including the Term Loan to be made to the Borrower hereunder, as such Order may be amended, modified or supplemented from time to time with the express written joinder or consent of the Agent, on behalf of the Required Lenders, and the Borrower.

                        "Interim Facility Fee" has the meaning set forth in
Section 2.11(a).

                        "Inventory" means all of the now owned or hereafter acquired right, title, and interest with respect to inventory of the Loan Parties, including fiber optic cable inventory, goods held for sale or lease or to be furnished under a contract of service, goods that are leased by a Loan Party as lessor, goods that are furnished by a Loan Party under a contract of service, and raw materials, work in process, or materials used or consumed in a Loan Party's business.

                        "Investment" means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising from the sale of goods or rendition of services in the ordinary course of business consistent with past practice), purchases or other acquisitions for consideration of Indebtedness or Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

                        "Investment Property" means all of each Loan Party's now owned or hereafter acquired right, title, and interest with respect to "investment property" as that term is defined in the Code, and any and all supporting obligations in respect thereof.

                        "IRC" means the Internal Revenue Code of 1986, as in effect from time to time.

                        "Issuing Lender" means Foothill or any other Lender that, at the request of Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing L/Cs or L/C Undertakings pursuant to Section 2.13.

                        "L/C" has the meaning set forth in Section 2.13(a).

                        "L/C Disbursement" means a payment made by the Issuing Lender pursuant to a Letter of Credit.

                        "L/C Undertaking" has the meaning set forth in Section 2.13(a).

                        "Lender" and "Lenders" have the respective meanings set forth in the preamble to this Agreement, and shall include any other Person made a party to this Agreement in accordance with the provisions of Section 14.1.

                        "Lender Group" means, individually and collectively, each of the Lenders and Agent.

                        "Lender Group Expenses" means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by any Loan Party under any of the Loan Documents that are paid or incurred by the Lender Group,
(b) reasonable fees or charges paid or incurred by the Lender Group in connection with the Lender Group's transactions with any Loan Party, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and Uniform Commercial Code searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement), real estate surveys, real estate title policies and endorsements, and environmental audits,
(c) reasonable costs and expenses incurred by the Agent in the disbursement of funds to Borrower (by wire transfer or otherwise), (d) charges paid or incurred by the Agent resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of the Agent and the Co-Agent related to audit examinations of the Books to the extent of the fees and charges contained in this Agreement, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group's relationship with Borrower or any Guarantor of the Obligations, (h) Agent's and each Lender's reasonable fees and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, or amending the Loan Documents, and (i) Agent's and each Lender's reasonable fees and expenses (including attorneys fees) incurred in terminating, enforcing (including attorneys fees and expenses incurred in connection with any "workout," or "restructuring," concerning any Loan Party or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

                        "Lender-Related Person" means, with respect to any Lender, such Lender, together with such Lender's Affiliates, and the officers, directors, employees, and agents of such Lender.

                        "Letter of Credit" means an L/C or an L/C Undertaking, as the context requires.

                        "Letter of Credit Usage" means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus 100% of the amount of outstanding time drafts accepted by an Underlying Issuer as a result of drawings under Underlying Letters of Credit.

                        "Licenses" means all licenses, authorizations, certifications, waivers and permits required from any Communications Regulatory Authority acting under the Communications Act or State Law.

                        "Lien" means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting any Real Property Collateral.

                        "Liquid Cash Projections" means the Loan Parties' forecasted twelve week cash receipts and cash disbursement schedule and schedule of outstanding Indebtedness incurred after the Entry Date, prepared on a consolidating and consolidated basis, together with appropriate supporting details and a schedule containing the underlying assumptions.

                        "Loan Account" has the meaning set forth in Section
2.10.

                        "Loan Documents" means this Agreement, the Cash Management Agreements, the Control Agreements, the Disbursement Letter, the Letters of Credit, the Officers' Certificate, the Stock Pledge Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order, any note or notes executed by Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Loan Party and the Lender Group in connection with this Agreement.

                        "Loan Party" means the Borrower and each Guarantor.

                        "Material Adverse Change" means (a) a material adverse change in the business, operations, assets, or financial condition of the Loan Parties taken as a whole, except for the commencement of the Chapter 11 Cases and events (including defaults under pre-petition credit facilities) that would typically result from the commencement of the Chapter 11 Cases, (b) the material impairment of any Loan Party's ability to perform its obligations under the Loan Documents to which it is a party or of the Lender Group's ability to enforce the Obligations or realize upon the Collateral, (c) a material adverse effect on the value of the Collateral or the amount that the Lender Group would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, or (d) a material impairment of the enforceability or priority of the Agent's Liens with respect to the Collateral.

                        "Maturity Date" has the meaning set forth in Section
3.6.

                        "Maximum Revolver Amount" means (i) prior to the Revolver Facility Effective Date, $5,000,000 and (ii) after the Revolver Facility Effective Date $45,000,000, provided that upon the receipt by the Agent and the Borrower of additional Commitments pursuant to Section 3.3, the Maximum Revolver Amount after the Revolver Facility Effect Date will increase, on a dollar for dollar basis, by the amount of such additional commitments received pursuant to Section 3.3 up to a maximum of $60,000,000.

                        "Negotiable Collateral" means all of each Loan Party's now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

                        "Obligations" means all loans (including the Term Loan), Advances, debts, principal, interest, contingent reimbursement obligation with respect to outstanding Letters of Credit, premiums, liabilities, (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees, charges, costs, Lender Group Expenses, lease payments, guaranties, covenants, and duties of any kind and description owing by the Loan Parties to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that any Loan Party is required to pay or reimburse by the Loan Documents, by law, or otherwise. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable.

                        "Officers' Certificate" means the representations and warranties of officers' form submitted by Agent to Borrower, together with Borrower's completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

                        "Orders" means, collectively, the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order.

                        "Originating Lender" has the meaning set forth in
Section 14.1(e).

                        "Overadvance" has the meaning set forth in Section 2.5.

                        "Participant" has the meaning set forth in Section 14.1(e).

                        "Permitted Discretion" means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

                        "Permitted Dispositions" means (a) sales or other dispositions by any Loan Party of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of such Loan Party's business, (b) sales by any Loan Party of Inventory to buyers in the ordinary course of business, (c) the sale of unused dark fiber and/or conduits not constituting Inventory, (d) the use or transfer of money or Cash Equivalents by any Loan Party in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, and (e) the licensing by any Loan Party, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of such Loan Party's business.

                        "Permitted Investments" means (a) investments in Cash Equivalents, (b) investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, and (d) Advances made by any Loan Party to another Loan Party.

                        "Permitted Liens" means (a) Liens held by Agent for the benefit of Agent and the Lenders, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens securing the Pre-Petition Credit Facility Debt (including any replacement Liens granted pursuant to the Adequate Protection Stipulation), the Lien of Allfirst Bank in a segregated deposit account maintained by the Borrower at Allfirst Bank and Liens set forth on Schedule P-1, (d) the interests of lessors under operating leases, (e) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business of any Loan Party and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business of Borrower and not in connection with the borrowing of money, (i) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business of the Loan Parties, (j) with respect to the Real Property Collateral, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof by any Loan Party, (k) unperfected Liens existed on the Filing Date that are voidable under the Bankruptcy Code, and (l) other Liens, not in connection with the borrowing of money, securing obligations not exceeding $3,000,000 in the aggregate for all Loan Parties.

                        "Permitted Priority Liens" means all Permitted Liens other than the Liens securing the Pre-Petition Credit Facility Debt (including any replacement Liens granted pursuant to the Adequate Protection Stipulation) and the Liens described in clauses (b), (f) and (k) of the definition of the term Permitted Liens.

                        "Permitted Protest" means the right of any Loan Party to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by a Loan Party in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent's Liens.

                        "Permitted Purchase Money Indebtedness" means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of (i) $750,000 in any calendar year excluding Purchase Money Indebtedness incurred in connection with the financing of lateral connections between the fiber optic cable of a Loan Party and the customers of such Loan Party as well as in connection with the financing of other competitive local exchange carrier networking costs incurred by a Loan Party in providing services to the customers of such Loan Party and (ii) $3,000,000 in any calendar year for Purchase Money Indebtedness incurred in connection with the financing of lateral connections between the fiber optic cable of a Loan Party and the customers of such Loan Party as well as in connection with the financing of other competitive local exchange carrier networking costs incurred by a Loan Party in providing services to the customers of such Loan Party.

                        "Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                        "Personal Property Collateral" means all Collateral other than Real Property Collateral.

                        "Pre-Petition Credit Facility Debt" means the Indebtedness evidenced by the First Amended and Restated Credit Agreement, dated as of September 19, 2000 as amended, among the Borrower, Finance Corp., the lenders listed therein, Goldman Sachs Credit Partners, L.P., as sole lead arranger and syndication agent, The Bank of New York, as administrative agent, First Union National Bank, as documentation agent, and CIT Lending Services Corporation, as collateral agent, and all documents related thereto.

                        "Priority Professional Expenses" shall mean those expenses entitled to priority as set forth in sub-clause (ii) of the clause "first" of the definition of the term "Agreed Administrative Expense Priorities."

                        "Professional Expenses Cap" shall have the meaning given that term in sub-clause (ii) of the clause "first" of the definition of the term "Agreed Administrative Expense Priorities."

                        "Pro Rata Share" means:

                        (a) with respect to a Lender's obligation to make Advances and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Revolver Commitment being reduced to zero, the percentage obtained by dividing (x) such Lender's Revolver Commitment, by (y) the aggregate Revolver Commitments of all Lenders, and (ii) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (x) the aggregate principal amount of such Lender's Advances by (y) the aggregate principal amount of all Advances,

                        (b) with respect to a Lender's obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, (i) prior to the Revolver Commitment being reduced to zero, the percentage obtained by dividing (x) such Lender's Revolver Commitment, by (y) the aggregate Revolver Commitments of all Lenders, and (ii) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (x) the aggregate principal amount of such Lender's Advances by (y) the aggregate principal amount of all Advances,

                        (c) with respect to a Lender's obligation to make the Term Loan and receive payments of interest, fees, and principal with respect thereto, (i) prior to the making of the Term Loan, the percentage obtained by dividing (x) such Lender's Term Loan Commitment, by (y) the aggregate amount of all Lenders' Term Loan Commitments, and (ii) from and after the making of the Term Loan, the percentage obtained by dividing (x) the outstanding principal amount of such Lender's portion of the Term Loan by (y) the outstanding principal amount of the Term Loan, and

                        (d) with respect to all other matters (including the indemnification obligations arising under Section 16.7), the percentage obtained by dividing (i) such Lender's Revolver Commitment plus the unpaid principal amount of such Lender's portion of the Term Loan, by (ii) the aggregate amount of Revolver Commitments of all Lenders plus the unpaid principal amount of the Term Loan; provided, however, that, in each case, in the event the Revolver Commitments have been terminated or reduced to zero, Pro Rata Share shall be the percentage obtained by dividing (x) the principal amount of such Lender's Advances plus the unpaid principal amount of such Lender's portion of the Term Loan by (y) the principal amount of all outstanding Advances plus the outstanding principal amount of the Term Loan.

                        "Purchase Money Indebtedness" means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

                        "Real Property Collateral" means any estates or interests in real property now owned or hereafter acquired by any Loan Party and the improvements thereto.

                        "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

                        "Remedial Action" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (d) conduct any other actions authorized by 42 USC Section 9601.

                        "Replacement Lender" has the meaning set forth in
Section 15.2(a).

                        "Report" has the meaning set forth in Section 16.17.

                        "Required Lenders" means, at any time, Lenders whose Pro Rata Shares aggregate 55% as determined pursuant to clause (d) of the definition of Pro Rata Share.

                        "Revolver Commitment" means, with respect to each Lender, its "Revolver Commitment", and, with respect to all Lenders, the aggregate amount of the "Revolver Commitments" of all Lenders, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                        "Revolver Facility Diligence" has the meaning specified therefor in Section 3.2(d).

                        "Revolver Facility Effective Date" means the date, after the entry of the Final Bankruptcy Court Order, on which all of the conditions precedent to the increase of the Revolver Commitments to an amount in excess of $5,000,000 as set forth in Section 3.2 are satisfied.

                        "Revolver Usage" means, as of any date of determination, the sum of (a) the then extant amount of outstanding Advances, plus (b) the then extant amount of the Letter of Credit Usage.

                        "Risk Participation Liability" means, as to each Letter of Credit, all reimbursement obligations of Borrower to the Issuing Lender with respect to an L/C Undertaking, consisting of (a) the amount available to be drawn or which may become available to be drawn, (b) all amounts that have been paid by the Issuing Lender to the Underlying Issuer to the extent not reimbursed by Borrower, whether by the making of an Advance or otherwise, and (c) all accrued and unpaid interest, fees, and expenses payable with respect thereto.

                        "SEC" means the United States Securities and Exchange Commission and any successor thereto.

                        "Securities Account" means a "securities account" as that term is defined in the Code.

                        "Settlement" has the meaning set forth in Section 2.3(f)(i).

                        "Settlement Date" has the meaning set forth in Section 2.3(f)(i).

                        "State Law" means any state law pertaining to or regulating intrastate and local telecommunications services, or any successor statute or statutes thereto, and all State Regulations pursuant to such State Law, in each case as from time to time in effect.

                        "State PUC" means any state public utility commission or any other state commission, agency, department, board or authority with responsibility for regulating intrastate and local telecommunications services.

                        "State Regulations" means all rules, regulations, written policies, orders and decisions of any State PUC.

                        "Stock" means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

                        "Stock Pledge Agreement" means a stock pledge agreement, in form and substance satisfactory to Agent, executed and delivered by Borrower, Finance Corp and CyberGate to Agent with respect to the pledge of the Stock owned by such Person.

                        "Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

                        "Swing Lender" means Foothill or any other Lender that, at the request of Borrower and with the consent of Agent agrees, in such Lender's sole discretion, to become the Swing Lender hereunder.

                        "Swing Loan" has the meaning set forth in Section 2.3(d)(i).

                        "Taxes" has the meaning set forth in Section 16.11.

                        "Term Loan" has the meaning set forth in Section 2.2.

                        "Term Loan Amount" means (i) prior to the Revolver Facility Effective Date, $20,000,000 and (ii) after the Revolver Facility Effective Date, $25,000,000.

                        "Term Loan Commitment" means, with respect to each Lender, its "Term Loan Commitment", and, with respect to all Lenders, the aggregate amount of the Term Loan Commitments of all Lenders, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                        "Term Loan Holdback" has the meaning set forth in
Section 2.2(b).

                        "Total Commitment" means, with respect to each Lender, its Total Commitment, and, with respect to all Lenders, their Total Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 attached hereto or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

                        "Underlying Issuer" means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of the Issuing Lender for the benefit of Borrower.

                        "Underlying Letter of Credit" means a letter of credit that has been issued by an Underlying Issuer.

                        "Voidable Transfer" has the meaning set forth in Section 17.7.

                        "Wells Fargo" means Wells Fargo Bank, National Association, a national banking association.

                1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

                1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

                1.4 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness in all material respects of the information contained therein.

                1.5 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

                2.      LOAN AND TERMS OF PAYMENT.

                2.1 Revolver Advances. (a) Subject to the terms and conditions of this Agreement and the Final Bankruptcy Court Order, and on and after the Entry Date and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to Borrower in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to the least of
(i) the Maximum Revolver Amount less the Letter of Credit Usage or (ii) the Borrowing Base less the Letter of Credit Usage, and (iii) the maximum Indebtedness for the corresponding month set forth in Section 7.20(c) less the outstanding Term Loan and Letter of Credit Usage, provided that, prior to the Revolver Facility Effective Date, clause (ii) shall not be applicable. For purposes of this Agreement, "Borrowing Base" means at any time the difference between (i) the Advance Percentage of Eligible Fiber Optic Inventory at such time less (ii) the sum of (A)

$3,000,000 plus (B) the aggregate amount of reserves, if any, established by Agent under Section 2.1(b).

                        (b) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including, without limitation, reserves with respect to (i) sums that Borrower is required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any Section of this Agreement or any other Loan Document, and (ii) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than any existing Permitted Lien set forth on Schedule P-1 which is specifically identified thereon as entitled to have priority over Agent's Liens), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral. In addition to the foregoing, Agent shall have the right to have the Inventory reappraised by a qualified appraisal company selected by Agent from time to time after the Revolver Facility Effective Date for the purpose of redetermining the Advance Percentage of the Eligible Fiber Optic Inventory and, as a result, redetermining the Borrowing Base.

                        (c) Lenders with Revolver Commitments shall have no obligation to make additional Advances hereunder to the extent such additional Advances would cause the Revolver Usage to exceed the Maximum Revolver Amount.

                        (d) On the Closing Date, the Borrower shall borrow Advances in the amount of $5,000,000. Amounts borrowed pursuant to this Section may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement, provided that, prior to the Revolver Facility Effective Date, amounts borrowed pursuant to this Section may only be repaid (other than in connection with the Maturity Date or the termination of this Agreement) immediately prior to the issuance of an L/C or L/C Undertaking and such repayment shall be in the amount of such L/C or L/C Undertaking.

                2.2 Term Loan. (a) Subject to the terms and conditions of this Agreement and the Interim Bankruptcy Court Order, on the Closing Date, each Lender with a Term Loan Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the "Closing Date Term Loan") to Borrower in an amount equal to such Lender's Pro Rata Share of the Term Loan Amount on the Closing Date less the amount of the Term Loan Holdback. In addition, subject to the terms and conditions of this Agreement and the Final Bankruptcy Court Order, on the Revolver Facility Effective Date, each Lender with a Term Loan Commitment agrees (severally and not jointly and severally) to make term loans (collectively, the "Additional Term Loan" and together with the Closing Date Term Loan, the "Term Loan") to Borrower in an amount equal to such Lender's Pro Rata Share of the Term Loan Amount on the Revolver Facility Effective Date less the sum of (i) amount of the Closing Date Term Loan made on the Closing Date and (ii) the amount of the Term Loan Holdback in effect on the Revolver Facility Effective Date.

                        (b) A portion of the Term Loan Amount equal to $8,000,000 (the "Term Loan Holdback") shall not be available to the Borrower until the Agent is satisfied, in its Permitted Discretion, that either the mechanics or contractors Liens set forth on Schedule P-1 to this Agreement are released or the obligations secured by such mechanics or contractors Liens have been satisfied. If the Agent determines in its Permitted Discretion that any such mechanics or contractors Liens are released or any obligations secured by such mechanics or contractors Liens are satisfied, the Agent shall release a portion of the Term Loan Holdback in the amount corresponding on Schedule P-1 to the Liens released or the obligations satisfied. Upon any such release, each Lender with a Term Loan Commitment agrees (severally and not jointly and severally) to make an additional term loan to the Borrower in an amount corresponding to the amount of the Term Loan Holdback released by the Agent, provided that (i) the conditions contained in Section 3.4 are satisfied on the date of any such additional term loan and (ii) such additional term loans made in connection with a release of a portion of the Term Loan Holdback shall not be made more frequently than once each week and shall not be for an amount of less than $1,000,000 unless the Term Loan Holdback then in effect is less than $1,000,000. The additional term loans made pursuant to this Section 2.2(b) in connection with any release of a portion of the Term Loan Holdback shall constitute a part of the Term Loan for all purposes of this Agreement.

                        (c) The outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable on the Maturity Date, whether by the terms of this Agreement, by prepayment, or by acceleration. All amounts outstanding under the Term Loan shall constitute Obligations.

                2.3     Borrowing Procedures and Settlements.

                        (a) Procedure for Borrowing. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent (which notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding Date in the case of a request for an Advance or the Term Loan specifying
(i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that in the case of a request for a Swing Loan in an amount of $2,000,000, or less, such notice will be timely received if it is received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date) specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day. At Agent's election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice.

                        (b) Agent's Election. Promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall elect, in its discretion, (i) to have the terms of Section 2.3(c) apply to such requested Borrowing, or the terms of Section 2.3(d) in the amount of the requested Borrowing, or (ii) if the Borrowing is for an Advance, to request Swing Lender to make a Swing Loan pursuant to the terms of Section 2.3(d) in the amount of the requested Borrowing; provided, however, that if Swing Lender declines in its sole discretion to make a Swing Loan pursuant to Section 2.3(d), Agent shall elect to have the terms of Section 2.3(c) apply to such requested Borrowing.

                (c)     Making of Advances.

                        (i) In the event that Agent shall elect to have the terms of this Section 2.3(c) apply to a requested Borrowing as described in Section 2.3(b), then promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto. After Agent's receipt of the proceeds of such Advances (or the Term Loan, as applicable), upon satisfaction of the applicable conditions precedent set forth in Section 3 hereof, Agent shall make the proceeds thereof available to Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to Borrower's Designated Account; provided, however, that, subject to the provisions of Section 2.3(i), Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance (or its portion of the Term Loan) if Agent shall have actual knowledge that
        (1) one or more of the applicable conditions precedent set forth in
        Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.

                        (ii) Unless Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least 1 Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrower the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender's portion of the requested Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Borrower of such failure to fund and, upon demand by Agent, Borrower shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make its portion of any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make available its portion of the requested Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make its portion of the requested Advance to be made by such other Lender on any Funding Date.

                        (iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Agent for the Defaulting Lender's benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender's Advance was funded by the other members of the Lender Group) or, if so directed by Borrower and if no Default or Event of Default had occurred and is continuing (and to the extent such Defaulting Lender's portion of the Advance was not funded by the Lender Group), retain the same to be re-advanced to Borrower as if such Defaulting Lender had made Advances to Borrower. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrower for the account of such Defaulting Lender the amount of all such payments received and retained by it for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent, and Borrower shall have waived such Defaulting Lender's default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrower of its duties and obligations hereunder to Agent or to Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be acceptable to Agent. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever; provided further, however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of Lender Groups' or Borrower's rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.

                (d)     Making of Swing Loans.

                        (i) In the event Agent shall elect, with the consent of Swing Lender, as a Lender, to have the terms of this Section 2.3(d) apply to a requested

        Borrowing as described in Section 2.3(b), Swing Lender as a Lender shall make such Advance in the amount of such Borrowing (any such Advance made solely by Swing Lender as a Lender pursuant to this Section 2.3(d) being referred to as a "Swing Loan" and such Advances being referred to collectively as "Swing Loans") available to Borrower on the Funding Date applicable thereto by transferring immediately available funds to Borrower's Designated Account. Each Swing Loan is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that all payments on any Swing Loan shall be payable to Swing Lender as a Lender solely for its own account (and for the account of the holder of any participation interest with respect to such Swing
        Loan). Subject to the provisions of Section 2.3(i), Agent shall not request Swing Lender as a Lender to make, and Swing Lender as a Lender shall not make, any Swing Loan if Agent has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender as a Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making, in its sole discretion, any Swing Loan.

                        (ii) The Swing Loans shall be secured by the Agent's Liens, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances.

                (e)     Agent Advances.

                        (i) Agent hereby is authorized by Borrower and the Lenders, from time to time after the Revolver Facility Effective Date, in Agent's sole discretion, (1) after the occurrence and during the continuance of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Section 3 have not been satisfied, to make Advances to Borrower on behalf of the Lenders that Agent, in its Permitted Discretion deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of repayment of the Obligations, or (C) to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees, and expenses described in Section 10 (any of the Advances described in this Section 2.3(e)shall be referred to as "Agent Advances"), provided, that notwithstanding anything to the contrary contained in this Section 2.3(e), the aggregate principal amount of Agent Advances outstanding at any one time, when taken together with the aggregate principal amount of Overadvances made in accordance with
        Section 2.3(i) outstanding at any time, shall not exceed an amount equal to the lesser of (x) 10% of the Borrowing Base then in effect and (y) $5,000,000. Each Agent Advance is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that all payments thereon shall be payable to Agent solely for its own account (and for the account of the holder of any participation interest with respect to such Agent Advance).

                        (ii) The Agent Advances shall be repayable by Borrower on demand and secured by the Agent's Liens granted to Agent under the Loan Documents, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances.

                        (f) Settlement. It is agreed that each Lender's funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender's Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Advances, the Swing Loans, and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                                (i)     Agent shall request settlement
        ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent, (1) on behalf of Swing Lender, with respect to each outstanding Swing Loan, (2) for itself, with respect to each Agent Advance, and (3) with respect to Collections received by the Agent, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the "Settlement Date"). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing Loans, and Agent Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(c)(iii)): (y) if a Lender's balance of the Advances, the Swing Loans, and Agent Advances exceeds such Lender's Pro Rata Share of the Advances, the Swing Loans, and Agent Advances as of a Settlement Date, then Agent shall, by no later than 12:00 noon (California time) on the Settlement Date, transfer in immediately available funds to the account of such Lender as such Lender may designate, an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, the Swing Loans, and Agent Advances; and (z) if a Lender's balance of the Advances, the Swing Loans, and Agent Advances is less than such Lender's Pro Rata Share of the Advances, the Swing Loans, and Agent Advances as of a Settlement Date, such Lender shall no later than 12:00 noon (California time) on the Settlement Date transfer in immediately available funds to Agent's Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Swing Loans, and Agent Advances. Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loan or Agent Advance and, together with the portion of such Swing Loan or Agent Advance representing Swing Lender's Pro Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

                                (ii)    In determining whether a Lender's
        balance of the Advances, Swing Loans, and Agent Advances is less than, equal to, or greater than such Lender's Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a

        Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrower and allocable to the Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Lender after such application, such net amount shall be distributed by Agent to that Lender as part of such next Settlement.

                                (iii) Between Settlement Dates, Agent, to the extent no Agent Advances or Swing Loans are outstanding, may pay over to Swing Lender any payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender's Pro Rata Share of the Advances. If, as of any Settlement Date, Collections received since the then immediately preceding Settlement Date have been applied to Swing Lender's Pro Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Advances of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Agent Advances, and each Lender (subject to the effect of letter agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.

                        (g) Notation. Agent shall record on its books the principal amount of the Advances owing to each lender, including the Swing Loans owing to Swing Lender, and Agent Advances owing to Agent, and the interests therein of each Lender, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Advances in its books and records, including computer records, such books and records constituting conclusive evidence, absent manifest error, of the accuracy of the information contained therein.

                        (h) Lenders' Failure to Perform. All Advances (other than Swing Loans and Agent Advances) shall be made by Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

                        (i) Optional Overadvances. Any contrary provision of this Agreement notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrower notwithstanding that an Overadvance exists or thereby would be created, so long as (i) after giving effect to such Advances (including Swing Loans), the outstanding Revolver Usage does not exceed the

Borrowing Base by more than an amount equal to the lesser of (A) 10% of the Borrowing Base then in effect and (B) $5,000,000, (ii) after giving effect to such Advances (including Swing Loans) the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount, (iii) the aggregate principal amount of Overadvances made pursuant to this Section 2.3(i) when taken together with the aggregate principal amount of Agent Advances made pursuant to
Section 2.3(e) does not exceed at any time an amount equal to the lesser of (1) 10% of the Borrowing Base then in effect and (2) $5,000,000, at the time of the making of any such Advance (including any Swing Loan), Agent does not believe, in good faith, that the Overadvance created by such Advance will be outstanding for more than 90 days, provided that, prior to the Revolver Facility Effective Date, clauses (i) and (iii) shall not be applicable. The foregoing provisions are for the exclusive benefit of Agent, Swing lender, and the Lenders and are not intended to benefit Borrower in any way. The Advances and Swing Loans, as applicable, that are made pursuant to this Section 2.3(i) shall be subject to the same terms and conditions as any other Advance or Swing Loan, as applicable, except that the rate of interest applicable thereto shall be the rate applicable to Advances under Section 2.6(c) hereof without regard to the presence or absence of a Default or Event of Default.

                                (i)     In the event Agent obtains actual
        knowledge that the Revolver Usage exceeds the amounts permitted by the preceding paragraph, regardless of the amount of, or reason for, such excess, Agent shall notify Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders with Revolver Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrower intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrower to an amount permitted by the preceding paragraph. In the event Agent or any Lender disagrees over the terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders.

                                (ii) Each Lender with a Revolver Commitment shall be obligated to settle with Agent as provided in Section 2.3(f) for the amount of such Lender's Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.3(i), and any Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

                2.4     Payments.

                        (a)     Payments by Borrower.

                                (i) Except as otherwise expressly provided herein, all payments by Borrower shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Agent later than

        11:00 a.m. (California time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

                                (ii)    Unless Agent receives notice from
        Borrower prior to the date on which any payment is due to the Lenders that Borrower will not make such payment in full as and when required, Agent may assume that Borrower has made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrower does not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

                        (b)     Apportionment and Application of Payments.

                                (i)     Except as otherwise provided with
        respect to Defaulting Lenders and except as otherwise provided in the Loan Documents (including letter agreements between Agent and individual Lenders), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and payments of fees and expenses (other than fees or expenses that are for Agent's separate account, after giving effect to any letter agreements between Agent and individual Lenders) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee relates. All payments shall be remitted to Agent and all such payments not relating to principal or interest of specific Obligations (other than payments constituting the payment of specific fees), and all proceeds of Accounts or other Collateral received by Agent, shall be applied as follows:

                                        (A)     first, to pay any Lender Group
                Expenses then due to Agent under the Loan Documents, until paid in full,

                                        (B)     second, to pay any Lender Group
                Expenses then due to the Lenders under the Loan Documents, on a ratable basis, until paid in full,

                                        (C)     third, to pay any fees then due
                to Agent (for its separate accounts, after giving effect to any letter agreements between Agent and individual Lenders) under the Loan Documents until paid in full,

                                        (D)     fourth, to pay any fees then due
                to any or all of the Lenders (after giving effect to any letter agreements between Agent and individual Lenders) under the Loan Documents, on a ratable basis, until paid in full,

                                        (E)     fifth, to pay interest due in
                respect of all Agent Advances, until paid in full,

                                        (F)     sixth, ratably to pay interest
                due in respect of the Advances (other than Agent Advances), the Swing Loans, and the Term Loan until paid in full,

                                        (G)     seventh, to pay the principal of
                all Agent Advances until paid in full,

                                        (H)     eighth, to pay the principal of
                all Swing Loans until paid in full,

                                        (I)     ninth, ratably (x) to pay the
                principal of all Advances and (y) on the Maturity Date or, at the election of the Agent or the Required Lenders (or as otherwise provided in a letter agreement among the Agent and the Lenders), if an Event of Default has occurred and is continuing, to pay the outstanding principal balance of the Term Loan and to Agent, to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage, in each case until paid in full,

                                        (J)     tenth, to pay any other
                Obligations until paid in full, and

                                        (K)     eleventh, to Borrower (to be
                wired to the Designated Account) or such other Person entitled thereto under applicable law.

                                (ii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(f).

                                (iii) In each instance, so long as no Event of Default has occurred and is continuing, Section 2.4(b) shall not be deemed to apply to any payment by Borrower specified by Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

                                (iv) For purposes of the foregoing, "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest, default interest, interest on interest, and expense reimbursements.

                                (v)     In the event of a direct conflict
        between the priority provisions of this Section 2.4 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern.

                2.5 Overadvances. If, at any time or for any reason, the amount of Obligations owed by Borrower to Lender Group pursuant to Sections 2.1 and 2.13 is greater than either the Dollar or percentage limitations set forth in Sections 2.1 and 2.13, (an "Overadvance"), Borrower immediately shall pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b). In addition, Borrower hereby promises to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full to the Lender Group as and when due and payable under the terms of this Agreement and the other Loan Documents.

                2.6 Interest Rates, Payments, Letter of Credit Fee and Calculations.

                        (a) Interest Rates. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof (including the portion of the Obligations consisting of Advances, the Term Loan and the Risk Participation Liability except for undrawn Letters of Credit) shall bear interest on the Daily Balance thereof at a per annum rate equal to the Base Rate plus the Base Rate Margin.

                        (b) Letter of Credit Fee. Borrower shall pay Agent (for the ratable benefit of the Lenders with a Revolver Commitment, subject to any letter agreement between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.13(e)) which shall accrue at a rate equal to 3.50% per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit.

                        (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent or the Required Lenders), all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 2 percentage points above the per annum rate otherwise applicable hereunder, the Letter of Credit fee provided for above shall be increased to 2 percentage points above the per annum rate otherwise applicable hereunder.

                        (d) Payment. Interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrower hereby authorizes Agent, from time to time without prior notice to Borrower, and the Agent agrees that it will charge such interest and fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.13(e) (as and when accrued or incurred), the fees and costs provided for in Section 2.11 (as and when accrued or incurred) and all other payments as and when due and payable under any Loan Document (including the amounts due and payable with respect to the Term Loan) to Borrower's Loan Account, which amounts thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrower's Loan

Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances.

                        (e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

                        (f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

                2.7     Cash Management.

                        (a) Each Loan Party shall on or before the Revolver Facility Effective Date (i) establish and maintain cash management services of a type and on terms satisfactory to Agent at one or more of the banks set forth on
Schedule 2.7(a) (each, a "Cash Management Bank"), and shall request in writing and otherwise take such reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Cash Management Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Collections (including those sent directly by Account Debtors to a Cash Management Bank) into a bank account in Agent's name (a "Cash Management Account") at one of the Cash Management Banks.

                        (b) Each Cash Management Bank shall establish and maintain Cash Management Agreements with Agent and a Loan Party, in form and substance acceptable to Agent. Each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Cash Management Account and proceeds thereof are held by such Cash Management Bank as agent or bailee-in-possession for Agent, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) it immediately will forward by daily sweep all amounts in the applicable Cash Management Account to the Agent's Account.

                        (c) So long as no Default or Event of Default has occurred and is continuing, the Loan Parties may amend Schedule 2.7(a) to add or replace a Cash Management Bank or Cash Management Account; provided, however, that (i) such prospective Cash

Management Bank shall be satisfactory to Agent and Agent shall have consented in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Cash Management Account, the Loan Parties and such prospective Cash Management Bank shall have executed and delivered to Agent a Cash Management Agreement. Each Loan Party shall close any of its Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in Agent's Permitted Discretion, or as promptly as practicable and in any event within 60 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or Agent's liability under any Cash Management Agreement with such Cash Management Bank is no longer acceptable in Agent's Permitted Discretion.

                        (d) The Cash Management Accounts shall be cash collateral accounts, with all cash, checks and similar items of payment in such accounts securing payment of the Obligations, and in which the Loan Parties are hereby deemed to have granted a Lien to Agent.

                2.8     Crediting Payments; Float Charge.

                        (a) The receipt of any payment item by Agent (whether from transfers to Agent by the Cash Management Banks pursuant to the Cash Management Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Agent's Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. All payment items received by the Agent shall be credited to the Agent's Account for application on each Business Day as provided above.

                        (b) From and after the Closing Date, Agent shall be entitled to charge Borrower for two (2) Business Days of 'clearance' or 'float' at the rate applicable to Advances under Section 2.6 on all Collections that are received by a Loan Party (regardless of whether forwarded by the Cash Management Banks to Agent). This across-the-board two (2) Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of the financing of Borrower and shall apply irrespective of whether or not there are any outstanding monetary Obligations; the effect of such clearance or float charge being the equivalent of charging two (2) Business Days of interest on such Collections. The parties acknowledge and agree that, except as otherwise provided in letter agreements between the Agent and individual Lenders, the economic benefit of the foregoing provisions of this Section 2.8 shall be for the exclusive benefit of Agent.

                2.9 Designated Account. Agent is authorized to make the Advances and the Term Loan, and Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(d). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Borrower, any Advance, Agent Advance, or Swing Loan requested by Borrower and made by Agent or the Lenders hereunder shall be made to the Designated Account.

                2.10 Maintenance of Loan Account; Statements of Obligations. Agent shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with the Term Loan, all Advances (including Agent Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrower or for Borrower's account, the Letters of Credit issued by Issuing Lender for Borrower's account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Agent from Borrower or for Borrower's account, including all amounts received in Agent's Account from any Cash Management. Agent shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and the Lender Group unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

                2.11 Fees. Borrower shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Lenders in accordance with the terms of letter agreements between Agent and individual Lenders:

                        (a) Interim Facility Fee. On the Entry Date, a fee in the amount of $350,000 (the "Interim Facility Fee") which fee shall be earned in full when paid.

                        (b) Revolver Facility Fee. On the Revolver Facility Effective Date, a fee in the amount of $2,200,000 less the amount of the Interim Facility Fee paid by the Borrower, which fee shall be earned in full when paid.

                        (c) Unused Line Fee. On the first day of each month during the term of this Agreement, an unused line fee in an amount equal to .50% per annum times the result of (a) the Maximum Revolver Amount, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month.

                        (d) Anniversary Fee. On the first anniversary of the Entry Date, a fee in the amount of $150,000, which fee shall be earned in full when paid.

                        (e) Audit, Appraisal, and Valuation Charges. For the separate account of Agent and, in the case of clause (iii) below, the Co-Agent, audit, appraisal, and valuation fees and charges as follows (i) a fee of $750 per day, per auditor, plus the out-of-pocket expenses for each financial audit of any Loan Party performed by personnel employed by Agent, (ii) a fee of $1,500 per day per appraiser, plus the out-of-pocket expenses, for each appraisal of the Collateral performed by personnel employed by Agent, and (iii) the actual charges paid or incurred by the Agent and the Co-Agent if any such Person elects to employ the services of one or more third Persons to perform financial audits of any Loan Party, to appraise the Collateral, or any portion thereof, or to assess any Loan Party's business valuation.

                        (f) Servicing Fee. For the sole and separate account of Agent, on first day of each month during the term of this Agreement, and thereafter so long as any Obligations are outstanding, a servicing fee in an amount equal to $10,000, which fee shall be earned in full when paid.

                2.12 Capital Requirements. If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request, or directive of any such entity regarding capital adequacy (whether or not having the force of law), the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify Borrower and Agent thereof. Following receipt of such notice, Borrower agrees to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                2.13    Letters of Credit.

                        (a) Subject to the terms and conditions of this Agreement and the Orders, on and after the Entry Date the Issuing Lender agrees to issue letters of credit for the account of Borrower (each, an "L/C") or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C Undertaking") with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of Borrower, provided that, on and after the Closing Date and prior to the Revolver Facility Effective Date, the Issuing Lender agrees to issue L/Cs or L/C Undertakings, provided that, prior to the issuance of any such L/C or L/C Undertaking, the Borrower repays the Advances in an amount equal to the requested L/C or L/C Undertaking. To request the issuance of an L/C or an L/C Undertaking (or the amendment, renewal, or extension of an outstanding L/C or L/C Undertaking), Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of an L/C or L/C Undertaking, or identifying the L/C or L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such L/C or L/C Undertaking is to expire, the amount of such L/C or L/C Undertaking, the name and address of the beneficiary thereof (or the beneficiary of the Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such L/C or L/C Undertaking. If requested by the Issuing Lender, Borrower also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. The Issuing Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of Credit:

                                (i) after the Revolver Facility Effective Date, the Letter of Credit Usage would exceed the Borrowing Base less the amount of outstanding Advances, or

                                (ii) the Letter of Credit Usage would exceed $5,000,000 prior to the Revolver Facility Effective Date and $10,000,000 thereafter, or

                                (iii)   the Letter of Credit Usage would exceed
        (A) the Maximum Revolver Amount less the then extant amount of outstanding Advances or (B) the maximum Indebtedness for the corresponding month set forth in Section 7.20(c) less the then extant amount of outstanding Advances and the Term Loan.

                Each Letter of Credit (and corresponding Underlying Letter of Credit) shall have an expiry date no later than 30 days prior to the Maturity Date and all such Letters of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Lender is obligated to advance funds under a Letter of Credit, Borrower immediately shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on the Business Day that Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under Section 2.6. To the extent an L/C Disbursement is deemed to be an Advance hereunder, Borrower's obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrower pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to
Section 2.13(c) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interest may appear.

                        (b) Promptly following receipt of a notice of L/C Disbursement pursuant to Section 2.13(a), each Lender with a Revolver Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrower had requested such Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Revolver Commitments, the Issuing Lender shall be deemed to have granted to each Lender with a Revolver Commitment, and each Lender with a Revolver Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Revolver Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender's Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrower on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrower for any reason. Each Lender with a Revolver Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share pursuant to this Section 2.13(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3 hereof. If any such Lender fails to make available to Agent the amount of such Lender's Pro Rata Share of any payments made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

                        (c) Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Letter of Credit; provided, however, that Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender's interpretations of any L/C issued by Issuing Lender to or for Borrower's account, even though this interpretation may be different from Borrower's own, and Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrower against such Underlying Issuer. Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Undertaking as a result of the Lender Group's indemnification of any Underlying Issuer; provided, however, that Borrower shall not be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group.

                        (d) Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

                        (e) Any and all charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Agent for the account of the Issuing Lender; it being acknowledged and agreed by Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is .825% per annum times the face amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

                        (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

                                (i)     any reserve, deposit, or similar
        requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

                                (ii) there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto, and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay on demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Advances. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

                3.      CONDITIONS; TERM OF AGREEMENT.

                3.1 Conditions Precedent to the Closing Date Term Loan and Advances. The obligation of the Lender Group (or any member thereof) to make the Closing Date Term Loan and Advances, is subject to the fulfillment, to the satisfaction of Agent, of each of the conditions precedent set forth below:

                        (a) the Closing Date shall occur on or before April 16, 2001;

                        (b) the Interim Bankruptcy Court Order shall have been entered by the Bankruptcy Court on or before April 10, 2001 and the Agent shall have received a certified copy of such Order and such Order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the written joinder or consent of the Agent, on behalf of the Required Lenders, and the Borrower;

                        (c) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

                                (i)     the Disbursement Letter,

                                (ii)    the Officers' Certificate, and

                                (iii)   the Stock Pledge Agreement, together
        with all certificates representing the shares of Stock pledged thereunder, as well as Stock powers with respect thereto endorsed in blank;

                        (d) Agent shall have received a certificate from the secretary of each Loan Party attesting to the resolutions of such Loan Party's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which Borrower is a party and authorizing specific officers of such Loan Party to execute the same;

                        (e) Agent shall have received copies of each Loan Party's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the secretary of such Loan Party;

                        (f) Agent shall have received a certificate of status with respect to each Loan Party, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, other than those jurisdictions set forth on Schedule 3.1(f) where the failure to be in good standing would not constitute a Material Adverse Change, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction;

                        (g) Agent shall have received certificates of status with respect to each Loan Party, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of each Loan Party) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that each such Loan Party is in good standing in such jurisdictions;

                        (h) Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent;

                        (i) Agent shall have received an opinion of Loan Parties' counsel in form and substance satisfactory to Agent;

                        (j) Agent shall have completed its legal due diligence;

                        (k) Agent shall have received and been satisfied with the Closing Date Projections and the Liquid Cash Projections together with a certificate of an Authorized Person stating, that the Closing Date Projections and the Liquid Cash Projections have been prepared on a reasonable basis and in good faith and is based on assumptions believed by the Borrower to be reasonable at the time made and from the best information then available to the Borrower;

                        (l) Borrower shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Agreement owing as of the Closing Date;

                        (m) Agent shall have received all material licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrower of this Agreement or any other Loan Document or with the consummation of the transactions contemplated hereby and thereby;

                        (n) No Material Adverse Change shall have occurred since December 31, 2000;

                        (o) Agent shall have received UCC, tax and judgment lien searches and other evidence satisfactory to it evidencing the absence of any Liens on the Collateral other than Permitted Liens; and

                        (p) All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

                3.2 Conditions Precedent to Revolver Commitments and Advances and Letters of Credit in excess of $5,000,000. The obligation of the Lender Group (or any member thereof) to make the Advances or assist the Borrower in obtaining Letters of Credit in excess of $5,000,000, is subject to the fulfillment of each of the conditions precedent set forth below:

                        (a) the Final Bankruptcy Court Order shall have been entered by the Bankruptcy Court, and the Agent shall have received a certified copy of such Order and such Order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the written joinder or consent of the Agent, on behalf of the Required Lenders, and the Borrower;

                        (b) the Lenders, shall be satisfied that the Agent has been granted and continues to have a perfected, first priority Lien on the Collateral subject to Permitted Priority Liens;

                        (c) George Schmitt shall have become a "Lender" hereunder with a Total Commitment of not less than $10,000,000, which Commitment may be allocated, in the Required Lenders' Permitted Discretion, to the Term Loan or the Revolver Commitments and shall be subject to such terms and conditions (including, without limitation, fees to be paid in connection with such Commitments) as are acceptable to the Required Lenders in their Permitted Discretion;

                        (d) Agent shall have completed its financial and collateral due diligence review, including, without limitation (i) a collateral audit and review of the Books and verification of Borrower's representations and warranties to Lender Group, (ii) an inspection of some of the locations where Eligible Fiber Optic Inventory is located, (iii) receipt of satisfactory results of its field survey due diligence, audit and business valuation appraisal by auditors, examiners and/or appraisers selected by the Agent with the consent of the Required Lenders (collectively, the "Revolver Facility Diligence"), the results of each of the foregoing of which shall be acceptable to the Required Lenders, in their sole discretion;

                        (e) no Material Adverse Change shall have occurred since the Closing Date;

                        (f) no pending claim, investigation or litigation by any Governmental Authority shall exist with respect to any Loan Party or the transactions contemplated hereby;

                        (g) the Required Lenders shall be satisfied in their sole discretion with the results of a reference check on each member of key management of Borrower;

                        (h) Agent shall be satisfied in its Permitted Discretion with the cash management system of Borrower and Agent shall have received Schedule 2.7(a) to this Agreement, which shall be satisfactory to the Agent;

                        (i) the Agent shall have received a Control Agreement, in form and substance satisfactory to Agent, duly executed for each Securities Account of a Loan Party; and

                        (j) Borrower shall have paid to Agent all Lender Group Expenses owing as of the Revolver Facility Effective Date.

                3.3 Condition Precedent to Increase in Maximum Revolver Amount. The obligation of Lender Group (or any member thereof) to make Advances or assist in the issuance of Letters of Credit in an aggregate amount in excess of $45,000,000 shall be subject to Persons, acceptable to Required Lenders in their Permitted Discretion, providing a Total Commitment of up to $15,000,000, which Commitment may be allocated, in the Required Lenders' Permitted Discretion to the Term Loan or the Revolver Commitments and shall be subject to such term and conditions (including, without limitation, fees to be paid in connection with such commitments) as are acceptable to the Required Lenders in their sole discretion.

                3.4 Conditions Precedent to all Extensions of Credit. The obligation of the Lender Group (or any member thereof) to make any Advance, Term Loan (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

                        (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                        (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

                        (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, Agent, any Lender, or any of their Affiliates;

                        (d) no Material Adverse Change shall have occurred since the Closing Date; and

                        (e) the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as the case may be, shall have been signed and entered by the Bankruptcy Court, and such Order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the express written joinder or consent of Agent, on behalf of the Required Lenders, and the Borrowers.

                3.5 Conditions Subsequent to the Initial Extension of Credit. The obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

                        (a) within 30 days of the Closing Date, deliver to Agent certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent and its counsel.

                3.6 Term. This Agreement shall become effective upon the execution and delivery hereof by each Loan Party, each of the Lenders and the Agent, and shall continue in full force and effect for a term ending on the date (the "Maturity Date") that is the earliest to occur of (i) the date of substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Chapter 11 Cases that has been confirmed by order of the Bankruptcy Court, (ii) October 10, 2002, (iii) the conversion of the Chapter 11 Cases in the Bankruptcy Court to cases under Chapter 7 of the Bankruptcy Code, (iv) the appointment of a trustee under Chapter 11 of the Bankruptcy Code, (v) the appointment of an examiner with expanded powers under the Bankruptcy Code, (vi) the sale of all or substantially all of the assets of Borrower or ASCI NT, Inc. under Section 363 of the Bankruptcy Code, (vii) the date which is forty-five (45) days from the Entry Date, if upon that date the Final Bankruptcy Court Order has not been entered; and (viii) the Loan Parties ceasing and discontinuing their ordinary business operations. The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice to the Borrower upon the occurrence and during the continuation of an Event of Default.

                3.7 Effect of Termination. On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrower with respect to outstanding Letters of Credit) immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of its duties, Obligations, or covenants hereunder and the Agent's Liens in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and the Lender Group's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been fully and finally discharged and the Lender Group's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrower's sole expense, execute and deliver any lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent's Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.

                3.8 Early Termination by Borrower. Borrower has the option, at any time upon 90 days prior written notice to Agent, to terminate this Agreement by paying to Agent, for the benefit of the Lender Group, in cash, the Obligations (including either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender), in full, together with the Applicable Prepayment Premium (to be allocated based upon letter agreements between Agent and individual Lenders). If Borrower has sent a notice of termination pursuant to the provisions of this Section, then the Commitments shall terminate and Borrower shall be obligated to repay the Obligations (including either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender), in full, together with the Applicable Prepayment Premium, on the date set forth as the date of termination of this Agreement in such notice. In the event of the termination of this Agreement and repayment of the Obligations at any time prior to the Maturity Date, for any other reason, including (a) termination upon the election of the Required Lenders to terminate after the occurrence of an Event of Default, (b) foreclosure and sale of Collateral or (c) by the confirmation of a plan of reorganization in the Chapter 11 cases, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lender Group or profits lost by Lender Group as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lender Group, Borrower shall pay the Applicable Prepayment Premium to Agent (to be allocated based upon letter agreements between Agent and individual Lenders), measured as of the date of such termination.

                4.      CREATION OF SECURITY INTEREST.

                4.1 Grant of Security Interest. Each Loan Party hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by each Loan Party of each of their covenants and duties under the Loan Documents. The Agent's Liens in and to the Collateral shall attach to all Collateral without further act on the part of Agent or any Loan Party. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, no Loan Party has authority, express or implied, to dispose of any item or portion of the Collateral.

                4.2 Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Agent's security interest is dependent on or enhanced by possession, each Loan Party, immediately upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral to Agent.

                4.3 Collection of Accounts, General Intangibles, and Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of Default, Agent or Agent's designee may (a) notify Account Debtors of each Loan Party that the Accounts, chattel paper, or General Intangibles have been assigned to Agent or that Agent has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Each Loan Party agrees that it will hold in trust for the Lender Group, as the Lender Group's trustee, any Collections that it receives and immediately will deliver said Collections to Agent or a Cash Management Bank in their original form as received by such Loan Party.

                4.4 Delivery of Additional Documentation Required. At any time upon the request of Agent, each Loan Party shall execute and deliver to Agent, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") that Agent may request in its Permitted Discretion, in form and substance satisfactory to Agent, to perfect and continue perfected the Agent's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Agent in any Real Property Collateral acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, each Loan Party authorizes Agent to execute any such Additional Documents in such Loan Party's name and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Agent shall require, each Loan Party shall (a) provide Agent with a report of all new material patentable, copyrightable, or trademarkable materials acquired or generated by such Loan Party during the prior period, (b) cause all material patents, copyrights, and trademarks acquired or generated by such Loan Party that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of such Loan Party's ownership thereof, and (c) cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

                4.5 Power of Attorney. Each Loan Party hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as such Loan Party's true and lawful attorney, with power to (a) if such Loan Party refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such Loan Party on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Loan Party's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Loan Party's name on any Collection item that may come into the Lender Group's possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Loan Party's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Loan Party's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lender Group's obligations to extend credit hereunder are terminated.

                4.6 Right to Inspect. Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect the Books and to check, test, and appraise the Collateral in order to verify each Loan Party's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral and such inspection, appraisal and verification shall be conducted in a manner so as not to unreasonably disrupt the business of any Loan Party, provided that, in the absence of a continuing Event of Default (i) the Borrower shall not be obligated to pay for more than two (2) such inspections, appraisals and verifications in any calendar year, (ii) the first such inspection, appraisal and verification shall not occur until on or after the date that is three (3) months after the Revolver Facility Effective Date, and (iii) the Borrower will receive reasonable prior notice of any such inspection, appraisal or verification.

                4.7 Administrative Priority. Each Loan Party hereby agrees that the Obligations shall constitute allowed administrative expenses in the Chapter 11 Cases having priority over all administrative expenses of and unsecured claims against such Loan Party now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to the Carve-Out Expenses having priority over any Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities.

                4.8 Grants, Rights and Remedies. The Liens and security interests granted by each Loan Party to Agent (for the benefit of Lender Group) by and pursuant to Section 4.1 hereof and administrative priority granted by and pursuant to Section 4.7 hereof may be independently granted by the Loan Documents hereafter entered into. This Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order and such other Loan Documents supplement each other, and the grants, priorities, rights and remedies of Agent hereunder and thereunder are cumulative.

                4.9 No Filings Required. The Liens and security interests granted by each Loan Party to Agent (for the benefit of Lender Group) herein shall be deemed valid, binding, continuing, enforceable and fully-perfected first priority Liens on the Collateral by entry of the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be subject to Permitted Priority Liens. Agent shall not be required to file any financing statements, notices of Lien or similar instruments in any jurisdiction or filing office or to take any other action in order to validate or perfect the Liens and security interests granted by or pursuant to this Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order or any other Loan Document.

                4.10 Survival. The Liens and security interests granted to Agent (for the benefit of Lender Group), the priority of such Liens and security interests, and the administrative priorities and other rights and remedies granted to Lender Group pursuant to this Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order and the other Loan Documents (specifically including but not limited to the existence, perfection and priority of the Liens and security interest provided herein and therein) and the administrative priority provided herein and therein shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by any Loan Party (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of the Chapter 11 Cases, or by any other act or omission whatsoever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission;

                        (a) except for the Carve-Out Expenses having a priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities, no costs or expenses of administration which have been or may be incurred in the Chapter 11 Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of Agent and Lenders against any Loan Party in respect of any Obligation;

                        (b) the Liens and security interests granted by each Loan Party to Agent (for the benefit of Lender Group) by and pursuant to the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order and Section 4.1 hereof shall constitute valid, binding, continuing, enforceable and fully-perfected first priority Liens, subject only to Permitted Priority Liens to which such Liens and security interests shall or may be subordinate and junior, and shall be prior to all other Liens and interests, now existing or hereafter arising, in favor of any other creditor or any other Person whatsoever; and

                        (c) the Liens and security interests granted by each Loan Party to Agent (for the benefit of Lender Group) by and pursuant to the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order and Section 4.1 hereof shall continue to be valid, binding, continuing, enforceable and fully-perfected without the necessity for Agent to file any financing statements or to otherwise perfect such Liens and security interests under applicable non-bankruptcy law.

                4.11 Control Agreements. Each Loan Party agrees that it will not transfer assets out of any Securities Accounts other than as permitted under
Section 7.19 and, if to another securities intermediary, unless each of such Loan Party, Agent, and the substitute securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by any Loan Party without the prior written consent of Agent. Upon the occurrence and during the continuance of an Event of Default, Agent may notify any securities intermediary to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to Agent's Account.

                5.      REPRESENTATIONS AND WARRANTIES.

                In order to induce the Lender Group to enter into this Agreement, each Loan Party makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

                5.1 No Encumbrances. Each Loan Party has good and indefeasible title to the Collateral attributable to such Loan Party, free and clear of Liens except for Permitted Liens.

                5.2 Eligible Fiber Optic Inventory. All Eligible Fiber Optic Inventory is of good and merchantable quality, free from defects. As to each item of Eligible Fiber Optic Inventory, such Inventory is

                        (a) owned by Borrower or Guarantors free and clear of all Liens other than Liens in favor of Lenders and other Permitted Liens,

                        (b) located at one of the locations set forth on Schedule E-1, and

                        (c) not goods that are obsolete, work-in-process, or that constitute spare parts, packaging and shipping materials, supplies used or consumed in a Loan Party's business, or defective goods.

                5.3 Equipment. All of the Equipment is used or held for use in such Loan Party's business and is fit for such purposes.

                5.4 Location of Inventory and Equipment. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party and are located only at the locations identified on Schedule 5.4.

                5.5 Inventory Records. Each Loan Party keeps correct and accurate records itemizing and describing the type, quality, and quantity of its Inventory and the book value thereof.

                5.6 Location of Chief Executive Office; FEIN. The chief executive office of each Loan Party is located at the address indicated in
Schedule 5.6 and each Loan Party's FEIN is identified in Schedule 5.6.

                5.7     Due Organization and Qualification; Subsidiaries.

                        (a) Each Loan Party is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Change.

                        (b) Set forth on Schedule 5.7(b), is a complete and accurate list of each Loan Party's direct and indirect Subsidiaries, showing:
(i) the jurisdiction of their organization, (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries, and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by each Loan Party. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

                5.8     Due Authorization; No Conflict.

                        (a) Subject to the approval of the Bankruptcy Court pursuant to the Orders, the execution, delivery, and performance by each Loan Party of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of each Loan Party.

                        (b) Subject to the approval of the Bankruptcy Court pursuant to the Orders, the execution, delivery, and performance by each Loan Party of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to each Loan Party, the Governing Documents of any Loan Party, or any order, judgment, or decree of any court or other Governmental Authority binding on such Loan Party, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of each Loan Party, except defaults that are stayed by reason of the commencement of the Chapter 11 Cases, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of each Loan Party, other than Permitted Liens, or (iv) require any approval of each Loan Party's interestholders or any approval or consent of any Person under any material contractual obligation of each Loan Party, except for approvals or consents where any action that may be taken as a result of the failure to obtain such approvals or consents is stayed by reason of commencement of the Chapter 11 Cases.

                        (c) The execution, delivery, and performance by each Loan Party of this Agreement and the Loan Documents to which each Loan Party is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person, except for the approval of the Bankruptcy Court pursuant to the Orders and except to the extent any such registration, consent, approval, notice or other action is not required by reason of the Orders or the Bankruptcy Code.

                        (d) Subject to the approval of the Bankruptcy Court pursuant to the Orders, this Agreement and the other Loan Documents to which each Loan Party is a party, and all other documents contemplated hereby and thereby, when executed and delivered by each Loan Party will be the legally valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms.

                        (e) Subject to the approval of the Bankruptcy Court pursuant to the Orders, the Liens granted by each Loan Party to Agent for the benefit of Lender Group in Collateral pursuant to this Agreement and the other Loan Documents are validly created, perfected, and first priority Liens, subject only to Permitted Priority Liens.

                5.9 Litigation. There are no actions, suits, or proceedings pending against any Loan Party except for (a) matters stayed by the commencement of the Chapter 11 Cases, and (b) matters arising after the Closing Date that, if decided adversely to any Loan Party, reasonably could not be expected to result in a Material Adverse Change.

                5.10 No Material Adverse Change. All financial statements relating to each Loan Party that have been delivered by each Loan Party to Lender Group have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, such Loan Party's financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to each Loan Party, as applicable) since the date of the latest financial statements submitted to Lender Group on or before the Closing Date, other than the commencement of the Chapter 11 Cases and all events and circumstances leading thereto and associated therewith.

                5.11 Employee Benefits. Neither the Borrower nor any of its ERISA Affiliates maintains or contributes to any Benefit Plan.

                5.12 Environmental Condition. Except as set forth on Schedule 5.12(a), to each Loan Party's knowledge, none of such Loan Party's assets has ever been used by such Loan Party or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such production, storage, handling, treatment, release or transport was in violation, in any material respect, of applicable Environmental Law, (b) to each Loan Party's knowledge, none of such Loan Party's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) each Loan Party has not received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property Collateral owned or operated by such Loan Party, and (d) each Loan Party has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by such Loan Party resulting in the releasing or disposing of Hazardous Materials into the environment.

                5.13 Brokerage Fees. Borrower has not utilized the services of any broker or finder in connection with Borrower's obtaining financing from the Lender Group under this Agreement and no brokerage commission or finders fee is payable by Borrower in connection herewith.

                5.14 Intellectual Property. Each Loan Party owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Attached hereto as Schedule 5.14 is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which such Loan Party is the owner or is an exclusive licensee.

                5.15 DDAs. Set forth on Schedule 5.15 are all of Borrower's DDAs, including, with respect to each depository (i) the name and address of such depository, and (ii) the account numbers of the accounts maintained with such depository.

                5.16 Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of each Loan Party in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of each Loan Party in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. The Liquid Cash Projections and Closing Date Projections represent, and as of the date on which any other projections are delivered to Agent, such additional projections represent, Borrower's good faith best estimate of its future performance for the periods covered thereby. The information contained in the Officers' Certificate is true and correct as of the Closing Date.

                5.17    Administrative Priority; Lien Priority.

                                (i)     After the Entry Date, the Obligations of
the Loan Parties will constitute allowed administrative expenses in the Chapter 11 Cases having priority in payment over all other administrative expenses and unsecured claims against the Loan Parties now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to the Carve-Out Expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Priorities.

                                (ii)    The Lien and security interest of the
Agent (for the benefit of the Lender Group) on the Collateral shall be a valid and perfected first priority Lien subject to Permitted Priority Liens.

                                (iii)   The Interim Bankruptcy Court Order or
the Final Bankruptcy Court Order, as the case may be, is in full force and effect, and has not been appealed, reversed, stayed, modified or amended absent the written joinder or consent of the Agent, on behalf of the Required Lenders, and the Borrower.

                5.18 Appointment of Trustee or Examiner; Liquidation. No order has been entered in the Chapter 11 Cases (i) for the appointment of a Chapter 11 trustee, (ii) for the appointment of an examiner with enlarged powers (beyond those set forth in Sections 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code or (iii) to convert the Chapter 11 Cases to chapter 7 cases or to dismiss the Chapter 11 Cases.

                5.19    Regulatory Authorizations.

                                (i)     Licenses. Except as set forth in Part I
of Schedule 5.19 annexed hereto, each of the Loan Parties has obtained all licenses, permits, certifications or other authorizations required by the Communications Regulatory Authorities under the Communications Act, State Law and local law in order to carry out its business and operations as presently conducted and as proposed to be conducted, including the provision of the telecommunications services set forth in any Licenses except to the extent the failure to obtain such licenses, permits, certifications or other authorizations would not individually or in the aggregate result in a Material Adverse Change.
Part II of Schedule 5.19 annexed hereto accurately lists all Licenses, including their expiration dates, held by each of the Loan Parties as of the date of this Agreement. Each such License was duly and validly issued by the FCC, the appropriate State PUC or local governmental authority pursuant to procedures which materially comply with all requirements of all applicable federal, state or local laws and is in full force and effect except to the extent the failure to be in full force and effect could not reasonably be expected individually or in the aggregate to result in a Material Adverse Change. None of the Loan Parties has any knowledge of the occurrence of any event or the existence of any circumstance which, in the reasonable judgment of such Loan Party, is reasonably likely to lead to the revocation, suspension, non-renewal or adverse modification of any material Licenses.

                                (ii)    Compliance with Applicable Laws. The
Loan Parties are in compliance with the terms of all applicable regulations except to the extent noncompliance could not reasonably be expected individually or in the aggregate to result in a Material Adverse Change. Each of the Loan Parties has duly filed in a timely manner all filings, including tariff filings, required by the FCC, any State PUC or any local governmental authority to be filed by such Loan Party as a precondition to the provision of the telecommunications services which it offers except to the extent failure to do so could not reasonably be excepted individually or in the aggregate to result in a Material Adverse Change. None of the Loan Parties is a party as a defendant to, or is aware of any overt threat of, any litigation, proceedings, action, notice of violation or apparent liability, order to show cause, order of forfeiture, formal or informal complaint, inquiry or investigation by or before the FCC, any State PUC or any local governmental authority with jurisdiction over the services which it offers as to which there is a reasonable possibility of an adverse determination and, which if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

                5.20 Governmental Regulation. No Loan Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation (other than Regulation X of the Board of Governors of the Federal Reserve System) which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

                6.      AFFIRMATIVE COVENANTS.

                Each Loan Party covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, each Loan Party shall and shall cause each of its Subsidiaries to do all of the following:

                6.1 Accounting System. Maintain a system of accounting that enables each Loan Party to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Agent. Each Loan Party also shall keep an inventory reporting system that shows all additions, sales and claims with respect to the Inventory.

                6.2 Collateral Reporting. Provide Agent (and if so requested by Agent, with copies for each Lender) with the following documents at the following times in form satisfactory to Agent:

Every Other Week                          (a)      Inventory reports specifying Borrower's cost and the market value of its Inventory, by category, with additional detail showing additions to and deletions from the Inventory.

Monthly (not later than the 10th day of   (b)      after the Revolver Facility Effective Date, a detailed
each month in the case of clauses (b),             calculation of the Borrowing Base
(c) and (e), not later than the 25th
day of each month in the case of clause   (c)      a detailed list of all fiber optic Inventory
(d), and not later than the 30th day of
each month in the case of clause (f))     (d)      a detailed aging, by total, of the Accounts,

                                          (e)      Liquid Cash Projections, updating the Liquid Cash Projections previously delivered to Lenders,

                                          (f)      a summary aging, by vendor, of Borrower's accounts payable and any book overdraft, and

Quarterly                                 (g)      a detailed list of Borrower's customers,

                                          (h)      a report regarding Borrower's accrued, but unpaid, ad valorem taxes,

                                          (i)      projections in the form of the Closing Date Projections updating the Closing Date Projections or any subsequently delivered projections in the form of the Closing Date Projections
                                                   previously delivered to Lenders;

Upon request by Agent                     (j)      such other reports as to the Collateral, or the financial
                                                   condition of the Loan Parties, as Agent may reasonably request.

                6.3 Financial Statements, Reports, Certificates. Deliver to Agent, with copies to each Lender:

                        (a) as soon as available, but in any event within 30 days (45 days in the case of a month that is the end of one of the first 3 fiscal quarters in a fiscal year) after the end of each month during each of Borrower's fiscal years,

                                (i)     a company prepared consolidated and
        consolidating balance sheet and income statement, and consolidated statement of cash flow, in each case covering Borrower's and its Subsidiaries' operations during such period,

                                (ii)    a certificate signed by the chief
        financial officer of Borrower to the effect that:

                                        (A)     the financial statements
                delivered hereunder have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Borrower and its Subsidiaries,

                                        (B)     the representations and
                warranties of Loan Parties contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and

                                        (C)     there does not exist any
                condition or event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Loan Parties have taken, are taking, or propose to take with respect thereto), and

                                (iii) for each month that is the date on which a financial covenant in Section 7.20 is to be tested, a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the applicable financial covenants contained in
        Section 7.20, and

                        (b) as soon as available, but in any event within 90 days after the end of each of Borrower's fiscal years,

                                (i) financial statements of Borrower and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (other than as to going concern), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management),

                                (ii)    a certificate of such accountants
        addressed to Agent and the Lenders stating that such accountants do not have knowledge of the existence of any Default or Event of Default under
        Section 7.20,

                        (c)     if and when filed by Borrower,

                                (i) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

                                (ii) any other filings made by Borrower with the SEC,

                                (iii) copies of Borrower's federal income tax returns, and any amendments thereto, filed with the Internal Revenue Service, and

                                (iv) any other information that is provided by Borrower to its shareholders generally,

                        (d) if and when filed by any Loan Party and as requested by Agent, satisfactory evidence of payment of applicable excise taxes in each jurisdiction in which (i) any Loan Party conducts business or is required to pay any such excise tax, (ii) any Loan Party's failure to pay any such applicable excise tax would result in a Lien on the properties or assets of such Loan Party, or (iii) any Loan Party's failure to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change,

                        (e) as soon as Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Borrower proposes to take with respect thereto,

                        (f) give or cause to be given or served on Agent and its counsel copies of all pleadings, motions, applications, financial information and other papers and documents filed by any Loan Party in the Chapter 11 Cases; promptly after the sending thereof, Borrower shall give Agent copies of all written reports given by any Loan Party to any official or unofficial creditors' committee in the Chapter 11 Cases,

                        (g) upon the request of Agent, any other report reasonably requested relating to the financial condition of any Loan Party, and

                        (h) promptly upon receipt of notice of (1) any forfeiture, non-renewal, cancellation, termination, revocation, suspension, impairment or material modification of any material License held by a Loan Party, or any notice of default or forfeiture with respect to any such material License, or (2) any refusal by any Communications Regulatory Authority to renew or extend any such material License, a certificate of an Authorized Person specifying the nature of such event, the period of existence thereof, and what action the Loan Parties are taking and propose to take with respect thereto.

                In addition to the financial statements referred to above, Borrower agrees to deliver financial statements (not including draft financial statements but, if requested by the Agent, including work papers with respect to such delivered financial statements prepared on both a consolidated and consolidating basis and agrees that no Subsidiary of Borrower will have a fiscal year different from that of Borrower. Borrower agrees that, upon reasonable prior notice to the Borrower and only after receipt by the Agent of the quarterly and annual financial statements of the Borrower, its independent certified public accountants are authorized to communicate with Agent and to release to Agent whatever financial information concerning Borrower Agent reasonably may request. Borrower waives as to the Agent the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Agent pursuant to or in accordance with this Agreement, and agrees that, subject to the preceding sentence, Agent may contact directly any such accounting firm or service bureau in order to obtain such information.

                6.4     [INTENTIONALLY OMITTED].

                6.5     [INTENTIONALLY OMITTED].

                6.6 Maintenance of Properties. Maintain and preserve all of its properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee so as to prevent any loss or forfeiture thereof or thereunder.

                6.7 Taxes. Except as set forth in Schedule 6.7, cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against any Loan Party or any of its assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Except as set forth in Schedule 6.7, each Loan Party will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that such Loan Party has made such payments or deposits. Except as set forth in Schedule 6.7, each Loan Party shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which such Loan Party is required to pay any such excise tax.

                6.8     Insurance.

                        (a) At the expense of the Loan Parties, maintain insurance respecting their assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Each Loan Party also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Each Loan Party shall deliver copies of all such policies to Agent with a satisfactory lender's loss payable endorsement naming Agent as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever.

                        (b) Each Loan Party shall give Agent prompt notice of any loss covered by such insurance. Agent shall have the exclusive right to adjust any losses payable under any such insurance policies in excess of $1,000,000, without any liability to such Loan Party whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Agent to be applied at the option of the Required Lenders either to the prepayment of the Obligations or shall be disbursed to such Loan Party under staged payment terms reasonably satisfactory to the Required Lenders for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items of property destroyed prior to such damage or destruction.

                        (c) Each Loan Party will not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.8, unless Agent is included thereon as named insured with the loss payable to Agent under a lender's loss payable endorsement or its equivalent. Each Loan Party immediately shall notify Agent whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Agent.

                6.9 Location of Inventory and Equipment. Keep the Inventory and Equipment only at the locations identified on Schedule 5.4; provided, however, that Borrower may amend Schedule 5.4 so long as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States.

                6.10 Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

                6.11    [INTENTIONALLY OMITTED].

                6.12 Brokerage Commissions. Borrower shall pay any and all brokerage commission or finders fees incurred in connection with or as a result of Borrower's obtaining financing from Lender Group under this Agreement. Borrower agrees and acknowledges that payment of all such brokerage commissions or finders fees shall be the sole responsibility of Borrower, and Borrower agrees to indemnify, defend, and hold Agent and the Lender Group harmless from and against any claim of any broker or finder arising out of Borrower's obtaining financing from Lender Group under this Agreement.

                6.13 Existence. At all times preserve and keep in full force and effect Borrower's valid existence and good standing and any rights and franchises material to Borrower's businesses.

                6.14    Environmental.

                        (a) Keep any property either owned or operated by any Loan Party free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens,

                        (b) comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests,

                        (c) promptly notify Agent of any release of a Hazardous Material in any reportable quantity from or onto property owned or operated by any Loan Party and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and

                        (d) promptly provide Agent with written notice within 10 days of the receipt of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of any Loan Party, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party , and (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

                6.15 Disclosure Updates. Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, (a) notify Agent if any written information, exhibit, or report furnished to the Lender Group contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

                7.      NEGATIVE COVENANTS.

                Each Loan Party covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, such Loan Party will not and will not permit any of its Subsidiaries to do any of the following:

                7.1 Indebtedness. Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

                        (a) Indebtedness evidenced by this Agreement and the other Loan Documents together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit,

                        (b)     Indebtedness in existence on the Filing Date;

                        (c)     Permitted Purchase Money Indebtedness, and

                        (d) Indebtedness owing by any Loan Party to another Loan Party;

                        (e) Indebtedness in an aggregate amount not to exceed $500,000 at any time outstanding; and

                        (f) refinancings, renewals, or extensions of Indebtedness permitted under clause (c) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Agent's Permitted Discretion, materially impair the prospects of repayment of the Obligations by the Loan Parties or materially impair the Loan Parties' creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially more burdensome or restrictive to the Loan Parties, and (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness.

                7.2 Liens. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section 7.1(d) and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

                7.3     Restrictions on Fundamental Changes.

                        (a) Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock.

                        (b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution).

                        (c) Convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets.

                7.4 Disposal of Assets. Other than Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of a Loan Parties' assets.

                7.5 Change Name. Change any Loan Party's name, FEIN, corporate structure, or identity, or add any new fictitious name; provided, however, that any Loan Party may change its name upon at least 30 days prior written notice to Agent of such change.

                7.6 Guarantee. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of any Loan Party or which are transmitted or turned over to Agent.

                7.7 Nature of Business. Make any change in the principal nature of its business.

                7.8     Prepayments and Amendments.

                        (a) Except in connection with a refinancing permitted by Section 7.1(f), prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party, other than the Obligations in accordance with this Agreement,

                        (b) Except in connection with a refinancing permitted by Section 7.1(f), directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(c), and

                        (c) Directly or indirectly consent to any material amendment or modifications of the terms or conditions of the Adequate Protection Stipulation.

                7.9 Change of Control. Cause, permit, or suffer, directly or indirectly, any Change of Control.

                7.10    [INTENTIONALLY OMITTED].

                7.11 Distributions. Make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, or retire any of Borrower's Stock, of any class, whether now or hereafter outstanding.

                7.12 Accounting Methods. Modify or change its method of accounting (other than as may be required to conform to GAAP).

                7.13 Investments. Except for Permitted Investments, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that, after the Revolver Facility Effective Date, the Loan Parties shall not have Permitted Investments (other than in the Cash Management Accounts) in excess of $3,000,000 outstanding at any one time unless the Loan Parties and the applicable securities intermediary or bank have entered into Control Agreements governing such Permitted Investments, as Agent shall determine in its Permitted Discretion, to perfect (and further establish) Agent's Liens in such Permitted Investments.

                7.14 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of any Loan Party except for transactions that are in the ordinary course of such Loan Parties' business, upon fair and reasonable terms, that are fully disclosed to Agent, and that are no less favorable to such Loan Party than would be obtained in an arm's length transaction with a non-Affiliate.

                7.15 Suspension. Suspend or go out of a substantial portion of its business.

                7.16 Compensation. Except as set forth in Part A of Schedule 7.16, increase the annual fee or per-meeting fees paid to the members of its Board of Directors during any year by more than 15% over the prior year; pay or accrue total cash compensation, during any year, to its officers and senior management employees set forth on Part B of Schedule 7.16 in an aggregate amount in excess of 115% of that paid or accrued in the prior year calculated on an annualized basis.

                7.17 Use of Proceeds. The proceeds of the Term Loan and the Advances shall be used (a) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, to fund working capital of the Loan Parties (including, without limitation, the provision of cash collateral for surety bonds and payments of fees and expenses to professionals under Sections 330 and 331 of the Bankruptcy Code and administrative expenses of the kind specified in Section 503(b) of the Bankruptcy Code incurred in the ordinary course of business of the Loan Parties, subject to the priorities set forth in the definition of "Agreed Administrative Expense Priorities" herein).

                7.18 Change in Location of Chief Executive Office; Inventory and Equipment with Bailees. Relocate its chief executive office to a new location without providing 30 days prior written notification thereof to Agent.

                7.19 Securities Accounts. Establish or maintain any Securities Account after the Revolver Facility Effective Date unless Agent shall have received a Control Agreement in respect of such Securities Account. Each Loan Party shall not transfer assets out of any Securities Account; provided, however, that, so long as no Event of Default has occurred and is continuing or would result therefrom, each such Loan Party may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement.

                7.20    Financial Covenants.

                        (a) Minimum Cumulative EBITDA. Fail to maintain EBITDA for the CLEC Business and CyberGate measured on a month end basis from April 1, 2001 through the end of each month set forth below, of not less than the required amount set forth in the following table for the applicable month set forth opposite thereto:


--------------------------------------------------------------------

        Cumulative EBITDA                  Applicable Month
        -----------------                  ----------------
--------------------------------------------------------------------
          ($12,000,000)                       April 2001
--------------------------------------------------------------------

          ($14,000,000)                        May 2001
--------------------------------------------------------------------

          ($15,000,000)                        June 2001
--------------------------------------------------------------------

          ($16,000,000)                        July 2001
--------------------------------------------------------------------

--------------------------------------------------------------------

        Cumulative EBITDA                  Applicable Month
        -----------------                  ----------------
--------------------------------------------------------------------
          ($16,000,000)                       August 2001
--------------------------------------------------------------------

          ($16,000,000)                     September 2001
--------------------------------------------------------------------

          ($16,000,000)                      October 2001
--------------------------------------------------------------------

          ($16,000,000)                      November 2001
--------------------------------------------------------------------

          ($15,000,000)                      December 2001
--------------------------------------------------------------------

          ($14,000,000)                      January 2002
--------------------------------------------------------------------

          ($13,000,000)                      February 2002
--------------------------------------------------------------------

          ($12,000,000)                       March 2002
--------------------------------------------------------------------

          ($11,000,000)                       April 2002
--------------------------------------------------------------------

          ($10,000,000)                        May 2002
--------------------------------------------------------------------

           ($9,000,000)                        June 2002
--------------------------------------------------------------------

           ($8,000,000)                        July 2002
--------------------------------------------------------------------

           ($7,000,000)                       August 2002
--------------------------------------------------------------------

           ($6,000,000)                     September 2002
--------------------------------------------------------------------


                        (b) Cumulative Cash Receipts from Sales. Fail to maintain cumulative cash receipts from sales of fiber and conduit, measured on a month end basis from April 1, 2001 through December 31, 2001 and measured on a quarter end basis commencing January 1, 2002 and thereafter, in each case for the relevant period ended at the end of each month set forth below, of not less than the required amount set forth in the following table for the applicable period set forth below opposite thereto:


--------------------------------------------------------------------

         Cumulative Cash
       Receipts from Sales                     Month
--------------------------------------------------------------------
           $4,500,000                        April 2001
--------------------------------------------------------------------

           $12,000,000                        May 2001
--------------------------------------------------------------------

--------------------------------------------------------------------

         Cumulative Cash
       Receipts from Sales                     Month
--------------------------------------------------------------------
           $24,500,000                       June 2001
--------------------------------------------------------------------

           $26,500,000                       July 2001
--------------------------------------------------------------------

           $37,000,000                      August 2001
--------------------------------------------------------------------

           $55,500,000                     September 2001
--------------------------------------------------------------------

           $63,500,000                      October 2001
--------------------------------------------------------------------

           $74,750,000                     November 2001
--------------------------------------------------------------------

           $91,500,000                     December 2001
--------------------------------------------------------------------

          $131,500,000                       March 2002
--------------------------------------------------------------------

          $159,500,000                       June 2002
--------------------------------------------------------------------

          $187,500,000                     September 2002
--------------------------------------------------------------------


                        (c) Outstanding DIP Indebtedness. Permit outstanding Indebtedness, including Letter of Credit Usage, incurred after the Entry Date at any time during each month set forth below, to be more than the amount set forth in the following table for the applicable month set forth below opposite thereto:


--------------------------------------------------------------------

           Outstanding
           Indebtedness                         Month
--------------------------------------------------------------------
           $30,000,000                       April 2001
--------------------------------------------------------------------

           $37,000,000                        May 2001
--------------------------------------------------------------------

           $39,500,000                       June 2001
--------------------------------------------------------------------

           $57,000,000                       July 2001
--------------------------------------------------------------------

           $70,000,000                      August 2001
--------------------------------------------------------------------

           $75,000,000                     September 2001
--------------------------------------------------------------------

           $80,000,000                      October 2001
--------------------------------------------------------------------

--------------------------------------------------------------------

           Outstanding
           Indebtedness                         Month
--------------------------------------------------------------------
           $80,000,000                     November 2001
--------------------------------------------------------------------

           $69,000,000                     December 2001
--------------------------------------------------------------------

           $57,000,000                      January 2002
--------------------------------------------------------------------

           $49,000,000                     February 2002
--------------------------------------------------------------------

           $25,500,000                       March 2002
--------------------------------------------------------------------

           $20,000,000                       April 2002
--------------------------------------------------------------------

           $15,000,000                        May 2002
--------------------------------------------------------------------

           $10,000,000                       June 2002
--------------------------------------------------------------------

           $7,500,000                        July 2002
--------------------------------------------------------------------

           $2,000,000                       August 2002
--------------------------------------------------------------------

               $0                          September 2002
--------------------------------------------------------------------


                        (d) Capital Expenditures. (i) For the period from the Closing Date through December 31, 2001, permit (A) aggregate capital expenditures for the CLEC Business and for CyberGate to exceed $15,000,000, (B) aggregate capital expenditures for the CLEC Business and for CyberGate for new or existing customers in existing markets to exceed $7,500,000, and (C) aggregate capital expenditures for the CLEC Business and for CyberGate for general infrastructure to exceed $7,500,000.

                                (ii) For the calendar year ended December 31, 2002, permit the aggregate amount of year to date capital expenditures for the CLEC Business and for CyberGate at any time to exceed three times the EBITDA for the CLEC Business and for CyberGate for the preceding calendar quarter.

                                (iii) Permit aggregate capital expenditures for ACSI Network and its Subsidiaries to exceed $5,000,000 (A) for the period from the Closing Date through December 31, 2001 or (B) for the calendar year ended December 31, 2002.

                        (e) Gross Conduit Miles Installed. Fail to maintain gross conduit miles installed at ACSI Network, for each quarter set forth below, of not less than the required miles installed in the following table for the applicable quarter set forth below opposite thereto:


--------------------------------------------------------------------

          Gross Conduit
         Miles Installed                    Quarter End
--------------------------------------------------------------------
               789                         June 30, 2001
--------------------------------------------------------------------

               807                       September 30, 2001
--------------------------------------------------------------------

               926                       December 31, 2001
--------------------------------------------------------------------

               939                         March 31, 2002
--------------------------------------------------------------------

               939                         June 30, 2002
--------------------------------------------------------------------

               939                       September 30, 2002
--------------------------------------------------------------------


                        (f) Gross Fiber Miles Installed. Fail to maintain, gross fiber miles installed at ACSI Network, for each quarter set forth below, of not less than the required miles installed in the following table for the applicable quarter set forth below opposite thereto:


--------------------------------------------------------------------

           Gross Fiber
         Miles Installed                    Quarter End
--------------------------------------------------------------------
             205,000                       June 30, 2001
--------------------------------------------------------------------

             217,000                     September 30, 2001
--------------------------------------------------------------------

             264,000                     December 31, 2001
--------------------------------------------------------------------

             277,000                       March 31, 2002
--------------------------------------------------------------------

             291,000                       June 30, 2002
--------------------------------------------------------------------

             291,000                     September 30, 2002
--------------------------------------------------------------------

                7.21 Interim Bankruptcy Court Order; Final Bankruptcy Court Order; Administrative Expense Priority; Lien Priority; Payments.

                        (a) Seek, consent to or suffer to exist at any time any modification, stay, vacation or amendment of the Orders, except for modifications and amendments joined or consented to in writing by Agent, on behalf of the Required Lenders, and the Borrower.

                        (b) Suffer to exist at any time a priority for any administrative expense or unsecured claim (now existing or hereafter arising of any kind or nature whatsoever, including, without limitation, any administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy
Code) against any Loan Party equal or superior to the priority of Lender Group in respect of the Obligations, except for the Carve-Out Expenses having a priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities.

                        (c) Suffer to exist at any time any Lien on any Collateral having a priority equal or superior to the Lien of the Agent for the benefit of the Lender Group in respect of the Collateral except for Permitted Priority Liens.

                        (d) Prior to the date on which the Obligations have been paid in full in cash and the Commitments have been terminated, pay any administrative expense claims except (A) Priority Professional Expenses and other payments pursuant to sub-clause (i) of clause "first" of the definition of the term "Agreed Administrative Expense Priorities", (B) any Obligations due and payable hereunder, (C) other administrative expense claims incurred in the ordinary course of the business of the Loan Parties in their respective Chapter 11 Cases, and (D) payments of pre-petition obligations permitted pursuant to paragraph (e) hereof, in each case to the extent and having the order of priority set forth in the Agreed Administrative Expense Priorities.

                        (e) Make any payment of principal or interest or otherwise on account of any Indebtedness or trade payable incurred prior to the Filing Date, provided that such payments may be made: (i) to the holders of, or in respect of, wage, salary, commission or other compensation and employee benefit obligations (including expense reimbursements) to employees and independent contractors which arose prior to the Filing Date; (ii) to landlords in connection with the assumption of unexpired leases under Section 365 of the Bankruptcy Code in an aggregate amount acceptable to the Agent; (iii) to lessors and non-debtor parties to executory contracts in connection with the assumption of such leases and contracts under Section 365 of the Bankruptcy Code; (iv) in respect of workers' compensation benefits and liability and property insurance policies of the Loan Parties; (v) with respect to payroll taxes, garnishment payments, sales taxes, customer credits or other trust fund disbursements in accordance with past practice of the Loan Parties; (vi) to the holders of Permitted Priority Liens, the proceeds of the assets subject to such Permitted Priority Liens in connection with the sale of such assets; and (vii) in respect of interest, fees and costs with respect to the Pre-Petition Credit Facility Debt pursuant to the Adequate Protection Stipulation (provided that any material modifications or amendments to the Adequate Protection Stipulation as in effect on the date of this Agreement have been consented to by the Agent on behalf of the Required Lenders), in each case, after prior written notice of such payment has been given by the Borrower to the Agent and subject to approval of the Bankruptcy Court, provided that, prior written notice is not required in the case of the payments described in clauses (i), (iv), (v) and (vii) above.

                8.      EVENTS OF DEFAULT.

                Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

                8.1 If any Loan Party fails to pay when due and payable, or when declared due and payable, all or any portion of the Obligations (whether of principal, interest, fees and charges due Lender Group, reimbursement of the Lender Group Expenses, or other amounts constituting Obligations) and, in the case of the failure to pay interest, such failure continues unremedied for one
(1) Business Day;

                8.2 If Loan Party fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Sections 6.1,
6.2 (but only up to three times during any 12 month period, and any in relation to Defaults caused by the failure of third persons to provide required information or reporting, and not in relation to Defaults caused by a Loan Party), 6.3, 6.9, 6.10 and 6.15 of this Agreement, or comparable provisions of the other Loan Documents, within 10 days of the date when required (or within 5 days of the date when required in the case of Section 6.2 or Section 6.3), or if a Loan Party otherwise fails to perform, keep or observe any other term, provision, condition, covenant, or agreement contained in this Agreement or in any of the other Loan Documents;

                8.3 If any material portion of any Loan Party's assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person;

                8.4 If one or more judgments or decrees shall be entered against any Loan Party involving in the aggregate a post-Filing Date liability (not paid or fully covered by insurance) of $750,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within the time required by the terms of such judgment or decrees;

                8.5 An order with respect to the Chapter 11 Cases shall be entered by the Bankruptcy Court appointing (i) a trustee under Section 1104, or
(ii) an examiner with enlarged powers (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code;

                8.6 An order with respect to the Chapter 11 Cases shall be entered by the Bankruptcy Court converting the Chapter 11 Cases to Chapter 7 cases under the Bankruptcy Code;

                8.7 An order shall be entered by the Bankruptcy Court confirming a plan of reorganization in the Chapter 11 Cases which does not (a) contain a provision for termination of this Agreement, and the indefeasible payment in full in cash of all Obligations in a manner satisfactory to Agent on or before the effective date of such plan and (b) provide for the continuation of the Liens and security interests granted to Agent and priorities until such plan effective date;

                8.8 An order shall be entered by the Bankruptcy Court dismissing the Chapter 11 Cases which does not contain a provision for termination of this Agreement, and the indefeasible payment in full in cash of all Obligations in a manner satisfactory to Agent upon such dismissal;

                8.9 An order with respect to the Chapter 11 Cases shall be entered by the Bankruptcy Court without the express prior written consent of Agent, (i) to revoke, vacate, reverse, stay, modify, supplement or amend this Agreement and the transactions contemplated hereby, any Loan Document, the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, or (ii) to permit any administrative expense or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to any Loan Party equal or superior to the priority of Lender Group in respect of the Obligations, except for the Carve-Out Expenses having a priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities;

                8.10 An order shall be entered by the Bankruptcy Court granting relief from the automatic stay to any creditor(s) of any Loan Party with respect to any claim in an amount equal to or exceeding $750,000 in the aggregate; provided, however, that it shall not be an Event of Default if relief from the automatic stay is granted (i) solely for the purpose of allowing such creditor to determine the liquidated amount of its claim against such Loan Party or (ii) to permit the commencement of and/or prosecution of a proceeding to collect solely against an insurance company;

                8.11    An application for any of the orders described in
Section 8.5, 8.6, 8.7, 8.8, 8.9 or 8.10 herein shall be made by any Loan Party or any other Person and such application (if made by any Person other than a Loan Party) is not contested by the Loan Parties in good faith or the relief requested is granted in an order that is not stayed pending appeal;

                8.12 If (a) any Loan Party shall attempt to invalidate, reduce or otherwise impair the Liens or security interests of Agent, claims or rights against any Loan Party or to subject any Collateral to assessment pursuant to Section 506(c) of the Bankruptcy Code, (b) any Lien or security interest created by this Agreement, the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order shall, for any reason, cease to be valid or (c) any action is commenced by any Loan Party or any other Person which contests the validity, perfection or enforceability of any of the Liens and security interests of Agent created by this Agreement, the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order;

                8.13 If any Loan Party is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

                8.14 If a Lien, levy, or assessment is filed of record with respect to any of the Loan Parties' assets by the United States, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any



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

time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of the Loan Parties' assets and the same is not paid before such payment is delinquent;

                8.15 If there is a default in any material agreement to which any Loan Party is a party and such default results in a right by the other party thereto, which is not stayed by reason of the commencement of the Chapter 11 Cases and irrespective of whether exercised, to accelerate the maturity of any Loan Party's obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein;

                8.16 If any Loan Party makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

                8.17 If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or Record made to the Lender Group by any Loan Party, or any officer, employee, agent, or director of any Loan Party;

                8.18 If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby;

                8.19 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Loan Party, or a proceeding shall be commenced by any Loan Party, or by any Governmental Authority having jurisdiction over any Loan Party, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny that such Loan Party has any liability or obligation purported to be created under any Loan Document;

                8.20 Any of the following shall occur, the result of which would reasonably be expected to result in a Material Adverse Change: (i) any material License shall be cancelled, terminated, rescinded, revoked, suspended, materially impaired or otherwise finally denied renewal, or shall cease to be in full force and effect; (ii) any proceeding shall have been instituted by or shall have been commenced before any court or any Communications Regulatory Authority that would reasonably be expected to result in (a) cancellation, termination, rescission, revocation, material impairment, suspension or denial of renewal of a material License, or (b) a modification of a material License in a material adverse respect or a renewal thereof on terms that materially and adversely affect the economic or commercial value or usefulness thereof; or
(iii) any material interconnection agreement shall be terminated, reformed, suspended or otherwise materially impaired, or shall be renegotiated and renewed or replaced on terms that materially and adversely affect the economic or commercial value or usefulness thereof, whether by action of the parties thereto or by action of or under, modification to, or rescinding of the Communications Act, State Law or any Regulations, in whole or in part; or

                8.21 The Loan Parties shall have defaulted in any of their obligations under the Adequate Protection Stipulation.

                9.      THE LENDER GROUP'S RIGHTS AND REMEDIES.

                9.1     Rights and Remedies. Notwithstanding the provisions of
Section 362 of the Bankruptcy Code, upon the occurrence, and during the continuation, of an Event of Default, Agent may, and shall at the authorization and instruction of the Required Lenders (at their election but without notice of their election and without demand) do any one or more of the following on behalf of the Lender Group, all of which are authorized by the Loan Parties:

                        (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                        (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and the Lender Group;

                        (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender Group, but without affecting any of the Agent's Liens in the Collateral and without affecting the Obligations;

                        (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Agent considers advisable, and in such cases, Agent will credit Borrower's Loan Account with only the net amounts received by Agent in payment of such disputed Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

                        (e) Cause each Loan Party to hold all returned Inventory in trust for the Lender Group, segregate all returned Inventory from all other assets of each Loan Party or in each Loan Party's possession and conspicuously label said returned Inventory as the property of the Lender Group;

                        (f) Without notice to or demand upon any Loan Party, make such payments and do such acts as Agent considers necessary or reasonable to protect its security interests in the Collateral. Each Loan Party agrees to assemble the Personal Property Collateral if Agent so requires, and to make the Personal Property Collateral available to Agent at a place that Agent may designate which is reasonably convenient to both parties. Each Loan Party authorizes Agent to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Agent's determination appears to conflict with the Agent's Liens and to pay all expenses incurred in connection therewith and to charge Borrower's Loan Account therefor. With respect to any Loan Party's owned or leased premises, each Loan Party hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Lender Group's rights or remedies provided herein, at law, in equity, or otherwise;

                        (g) Without notice to any Loan Party (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of any Loan Party held by the Lender Group (including any amounts received in the

Cash Management Accounts), or (ii) Indebtedness at any time owing to or for the credit or the account of any Loan Party held by the Lender Group;

                        (h) Hold, as cash collateral, any and all balances and deposits of each Loan Party held by the Lender Group, and any amounts received in the Cash Management Accounts, to secure the full and final repayment of all of the Obligations;

                        (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Personal Property Collateral. Each Loan Party hereby grants to Agent a license or other right to use, without charge, such Loan Party's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Personal Property Collateral, in completing production of, advertising for sale, and selling any Personal Property Collateral and such Loan Party's rights under all licenses and all franchise agreements shall inure to the Lender Group's benefit;

                        (j) Sell the Personal Property Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including any Loan Party's premises) as Agent determines is commercially reasonable. It is not necessary that the Personal Property Collateral be present at any such sale;

                        (k) Except as otherwise provided in the Orders or in any other order of the Bankruptcy Court in the Chapter 11 Cases, Agent shall give notice of the disposition of the Collateral as follows:

                                (i) Agent shall give Borrower a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made; and

                                (ii) The notice shall be personally delivered or mailed, postage prepaid, to Borrower as provided in Section 12, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                        (l) Agent, on behalf of the Lender Group, may credit bid and purchase at any public sale; and

                        (m) Agent may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

                        (n) The Lender Group shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document; and

                        (o) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by the Loan Parties. Any excess will be returned, without interest and subject to the rights of third Persons, by Agent to Borrower.

                9.2 Remedies Cumulative. The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

                10.     TAXES AND EXPENSES.

                If any Loan Party fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its sole discretion and without prior notice to any Loan Party, may do any or all of the following:
(a) make payment of the same or any part thereof, (b) set up such reserves in Borrower's Loan Account as Agent deems necessary to protect the Lender Group from the exposure created by such failure, or (c) in the case of the failure to comply with Section 6.8 hereof, obtain and maintain insurance policies of the type described in Section 6.8 and take any action with respect to such policies as Agent deems prudent. Any such amounts paid by Agent shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

                11.     WAIVERS; INDEMNIFICATION.

                11.1 Demand; Protest; etc. Each Loan Party waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any Loan Party may in any way be liable.

                11.2 The Lender Group's Liability for Collateral. Each Loan Party hereby agrees that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause,
(iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by the Loan Parties.

                11.3 Indemnification. Each Loan Party shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons with respect to each Lender, each Participant, and each of their respective officers, directors, employees, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, each Loan Party shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

                12.     NOTICES.

                Unless otherwise provided in this Agreement, all notices or demands by Borrower or Agent to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Borrower or Agent, as applicable, may designate to each other in accordance herewith), or telefacsimile to Borrower or Agent, as the case may be, at its address set forth below:

                        If to any Loan Party:

                        e.spire Communications, Inc.
                        12975 Worldgate Drive
                        Herndon, Virginia  20170
                        Attn: General Counsel
                        Fax No. 703-639-6035
                        with copies to:

                        Skadden, Arps, Slate, Meager & Flom, LLP
                        Four Times Square
                        New York, NY 10036-6522
                        Attn: J. Gregory Milmoe, Esq.
                        Fax No. 212-735-2000

                        If to Agent:

                        FOOTHILL CAPITAL CORPORATION
                        2450 Colorado Avenue
                        Suite 3000 West
                        Santa Monica, California  90404
                        Attn: Business Finance Division Manager
                        Fax No. 310-478-9788

                        with copies to:

                        SCHULTE ROTH & ZABEL LLP
                        919 Third Avenue
                        New York, New York  10022
                        Attn: Frederic Ragucci, Esq.
                        Fax No. 212-593-5955


                Agent and Borrower may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 12, other than notices by Agent in connection with enforcement rights against the Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by the Lender Group in connection with the exercise of enforcement rights against Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

                13.     CHOICE OF LAW; JURY TRIAL WAIVER.

                        (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT GOVERNED BY THE BANKRUPTCY CODE.

                        (b) EACH LOAN PARTY AND THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH LOAN PARTY AND THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                14.     ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

                14.1    Assignments and Participations.

                        (a) Any Lender may, with the written consent of Agent (provided that no written consent of Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee and no notice to Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of a Lender or a fund or account managed by a Lender or an Affiliate of a Lender), assign and delegate to one or more assignees (each an "Assignee") all, or any ratable part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $5,000,000 (except such minimum amount shall not apply to any Affiliate of a Lender or to a fund or account managed by a Lender, provided that if the minimum amount is not met, Borrower and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee); provided, however, that Borrower and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Borrower and Agent a fully-executed Assignment and Acceptance substantially in the form of Exhibit A-1, and (iii) the assignor Lender or Assignee has paid to Agent for Agent's separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Agent shall not be required (and payment of any fees shall not be required) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender or the assignee is an Affiliate (other than individuals) of, or a fund, money market account, investment account or other account managed by a Lender or an Affiliate of a Lender.

                        (b) From and after the date that Agent notifies the assignor Lender (with a copy to Borrower), if applicable, that it has received a fully-executed Assignment and Acceptance and payment (if applicable) of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 11.3 hereof) and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall affect a novation between Borrower and the Assignee.

                        (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (4) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (5) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement as are delegated to Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, and (6) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                        (d) Immediately upon each Assignee's making its processing fee payment (if applicable) under the Assignment and Acceptance and receipt and acknowledgment by Agent of such fully executed Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                        (e) Any Lender may at any time, sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a "Participant") participating interests in its Obligations, the Commitment, and the other rights and interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents (provided that no written consent of Agent shall be required in connection with any sale of any such participating interests by a Lender to an Eligible Transferee); provided, however, that (i) the Originating Lender shall remain a "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the Originating Lender shall
remain solely responsible for the performance of such obligations, (iii) Borrower, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums in respect of the Obligations hereunder in which such Participant is participating, or (F) subordinates the Lien of the Agent for the benefit of the Lender Group to the Liens of any other creditor of the Loan Parties, and (v) all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as Lender under this Agreement, provided that a Participant shall only have such right of set-off if the Borrower has received prior written notice of such Participant. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrower, the Collections, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves. The provisions of this Section 14(e) are solely for the benefit of the Lender Group, and none of the Loan Parties shall have any rights as a third party beneficiary of any such provisions.

                        (f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose all documents and information which it now or hereafter may have relating to Borrower or Borrower's business.

                        (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                14.2 Successors. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that the Loan Parties may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Loan Party from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 14.1 hereof and, except as expressly required pursuant to Section 14.1 hereof, no consent or approval by Borrower is required in connection with any such assignment.

                15.     AMENDMENTS; WAIVERS.

                15.1 Amendments and Waivers. (i) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders affected thereby and Borrower, do any of the following:

                        (a)     increase or extend any Commitment of any Lender,

                        (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

                        (c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

                        (d) change the percentage of the Commitments that is required to take any action hereunder,

                        (e) amend, modify or waive this Section or any provision of the Agreement providing for consent or other action by all Lenders,

                        (f)     release Collateral other than as permitted by
Section 16.12,

                        (g) change the definition of "Required Lenders" or "Pro Rata Share",

                        (h)     contractually subordinate any of Agent's Liens,

                        (i) release any Loan Party from any obligation for the payment of money,

                        (j) change the definitions, or any definitions used therein, of Borrowing Base, Eligible Fiber Optic Inventory, Maximum Revolver Amount, or Term Loan Amount,

                        (k) modify, waive, release or subordinate the superpriority claim status of the Obligations (except as permitted in this Agreement and the Loan Documents),



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                        (l)     amend any of the provisions of Section 2.1(a),
Section 2.2, Section 2.3(e), Section 2.3(i), Section 2.4(b), Section 3.2(c),
Section 3.3 or Section 16, or

                        (m) change the definition of Eligible Transferee or amend, modify or waive any of the provisions of Section 14.

and, provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by Agent, Issuing Lender, or Swing Lender, as applicable, affect the rights or duties of Agent, Swing Lender or Issuing Lenders, as applicable, under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrower, shall not require consent by or the agreement of Borrower.

                                (ii)    The Agent and the Lenders, have executed
an agreement on the Closing Date pursuant to which the Agent and the Lenders have agreed to certain intercreditor arrangements, including but not limited to, certain arrangements regarding voting, allocation of payments, participations in and buyouts of the Obligations and repayment priorities. The rights and duties of the Agent and the Lenders with respect to such matters, are subject to such agreement.

                15.2    Replacement of Holdout Lender.

                        (a) If any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders, and a Lender ("Holdout Lender") fails to give its consent, authorization, or agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute Lenders (each, a "Replacement Lender"), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

                        (b) Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 14.1. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances and to purchased a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit.

                15.3 No Waivers; Cumulative Remedies. No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by Borrower of any provision of this Agreement. Agent's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy Agent or any Lender may have.

                16.     AGENT; THE LENDER GROUP.

                16.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints Foothill as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 16. The provisions of this Section 16 are solely for the benefit of Agent, and the Lenders, and Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only, that Foothill is merely the representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrower, the Obligations, the Collateral, the Collections, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

                16.2 Delegation of Duties. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

                16.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower or any Subsidiary or Affiliate of Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Books or properties of Borrower or the books or records or properties of any of Borrower's Subsidiaries or Affiliates.

                16.4 Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of Lenders.

                16.5 Notice of Default or Event of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from Lenders or Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a

"notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 16.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

                16.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrower and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

                16.7 Costs and Expenses; Indemnification. Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, reasonable attorneys fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrower is obligated to reimburse Agent or Lenders for such expenses pursuant to the Loan Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from Collections received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses from Collections received by Agent, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's ratable share of any costs or out-of-pocket expenses (including attorneys fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

                16.8 Agent in Individual Capacity. Foothill and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, lending, trust, financial advisory, underwriting, or other business with Borrower and its Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though Foothill were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, Foothill or its Affiliates may receive information regarding Borrower or its Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms "Lender" and "Lenders" include Foothill in its individual capacity.

                16.9 Successor Agent. Agent may resign as Agent upon 45 days notice to the Lenders and the Borrower. If Agent resigns under this Agreement, the Required Lenders shall appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of

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the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.

                16.10 Lender in Individual Capacity. Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Borrower and its Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrower or its Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender not shall be under any obligation to provide such information to them. Notwithstanding anything to the contrary, the Lenders and the Agent acknowledge that any Lender which is an Affiliate of the Borrower may be prohibited by fiduciary duties or other laws from disclosing certain information to the Agent and the Lenders, and in any such case said Lender shall not have any obligation to obtain such waivers or to make such disclosure.

                16.11 Swing Lender in Individual Capacity. With respect to the Swing Loans and Agent Advances, Swing Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the sub-agent of Agent.

                16.12   Withholding Taxes.

                        (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the IRC and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Agent and Borrower, to deliver to Agent and Borrower:

                                (i) if such Lender claims an exemption from withholding tax pursuant to its portfolio interest exception, (a) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder (within the meaning of Section 881(c)(3)(B) of the IRC), or (III) a controlled foreign corporation described in Section 881(c)(3)(C) of the IRC, and (B) a properly completed IRS Form W-8BEN, before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Borrower;

                                (ii) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Form W-8BEN before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Borrower;

                                (iii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the first payment of any interest is due under this Agreement and at any other time reasonably requested by Agent or Borrower;

                                (iv)    such other form or forms as may be
        required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

                Such Lender agrees promptly to notify Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                        (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender, such Lender agrees to notify Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Lender. To the extent of such percentage amount, Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

                        (c) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                        (d) If the Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

                        (e) All payments made by Borrower hereunder or under any note will be made without setoff, counterclaim, or other defense, except as required by applicable law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments (but excluding, any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein

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(i) measured by or based on the net income or net profits of a Lender, or (ii)
to the extent that such tax results from a change in the circumstances of the Lender, including a change in the residence, place of organization, or principal place of business of the Lender, or a change in the branch or lending office of the Lender participating in the transactions set forth herein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this Section 16.11(e) after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrower shall not be required to increase any such amounts payable to Agent or any Lender (i) that is not organized under the laws of the United States, if such Person fails to comply with the other requirements of this Section 16.11, or
(ii) if the increase in such amount payable results from Agent's or such Lender's own willful misconduct or gross negligence. Borrower will furnish to Agent as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrower.

                16.13   Collateral Matters.

                        (a) Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release or subordinate any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and, in the case of material property or assets of a Loan Party, if Borrower certifies to Agent that the sale or disposition is permitted under
Section 7.4 of this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which Borrower owned no interest at the time the security interest was granted or at any time thereafter, or (iv) constituting property leased to Borrower under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or any substantial portion of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders. Upon request by Agent or Borrower at any time, the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 16.12; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrower in respect of) all interests retained by Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                        (b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Borrower or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise

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at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

                16.14   Restrictions on Actions by Lenders; Sharing of Payments.

                        (a) Each of Lenders agrees that it shall not, without the express consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations, any amounts owing by such Lender to Borrower or any deposit accounts of Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

                        (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender's Pro Rata Share of all such distributions by Agent, such Lender promptly shall (1) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or
(2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

                16.15 Agency for Perfection. Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent's Liens in assets which, in accordance with
Article 9 of the UCC can be perfected only by possession. Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver such Collateral to Agent or in accordance with Agent's instructions.

                16.16 Payments by Agent to the Lenders. All payments to be made by Agent to Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest of the Obligations.

                16.17 Concerning the Collateral and Related Loan Documents. Each member of Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Lender Group. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

                16.18 Field Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information. By becoming a party to this Agreement, each Lender:

                        (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports,

                        (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

                        (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrower and will rely significantly upon the Books, as well as on representations of Borrower's personnel,

                        (d) agrees to keep all Reports and other material, non-public information regarding Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by Borrower that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual Assignee or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender's rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or Participants, or (d) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof, and

                        (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrower, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

                In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrower to Agent that has not been contemporaneously provided by Borrower to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrower, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Borrower, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

                16.19 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of Lenders, any and all obligations on the part of Lenders (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 16.7, no member of Lender Group shall have any liability for the acts or any other member of the Lender Group. No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

                16.20 Co-Agent. Notwithstanding the provisions of this Agreement or any of the other Loan Documents, Ableco Finance LLC (in its capacity as Co-Agent as opposed to its capacity as a Lender) shall have no powers, rights, duties, responsibilities, or liabilities with respect to this Agreement and the other Loan Documents (except as expressly provided in this

Agreement) nor shall Ableco Finance LLC (in such capacity as Co-Agent) have or be deemed to have any fiduciary relationship with any Lender.

                17.     GUARANTY.

                17.1 Guaranty. Each Guarantor hereby unconditionally and irrevocably jointly and severally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under any Loan Document, whether for principal, interest fees, expenses or otherwise (such obligations, to the extent not paid by the Borrower, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Lender Group in enforcing any rights under the guaranty set forth in this Article.

                17.2 Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, or the Lenders with respect thereto. The obligations of each Guarantor under this Article are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against Borrower or whether Borrower is joined in any such action or actions. The liability of each Guarantor under this Article shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                        (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

                        (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Borrower or otherwise;

                        (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                        (d) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Borrower; or

                        (e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent, or the Lenders that might otherwise constitute a defense available to, or a discharge of, any Guarantor, any Borrower or any other guarantor or surety.

This Article shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or the Lenders or any other Person, all as though such payment had not been made.

                17.3 Waiver. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article and any requirement that the Agent, or the Lenders exhaust any right or take any action against any Borrower or any other Person or any Collateral. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 17.3 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article, and acknowledges that this Article is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                17.4 Continuing Guaranty; Assignments. This Article is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Article and the Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent, and the Lenders and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause
(c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, its loans, owing to it and any note held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Article 14.

                17.5 Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Article, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent and the Lenders against any Borrower or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Article shall have been paid in full in cash and the Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article and the Maturity Date, such amount shall be held in trust for the benefit of the Agent and the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Article thereafter arising. If (i) any Guarantor shall make payment to the Agent and the Lenders of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this

Article shall be paid in full in cash and (iii) the Maturity Date shall have occurred, the Agent and the Lenders will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                17.6 The guarantee by each Guarantor of the Guaranteed Obligations is a joint and several obligation of each Guarantor.

                18.     GENERAL PROVISIONS.

                18.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by each Loan Party, Agent, and each Lender whose signature is provided for on the signature pages hereof.

                18.2 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

                18.3 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against Lender Group or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

                18.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                18.5 Amendments in Writing. This Agreement only can be amended by a writing signed by Agent (on behalf of the requisite number of Lenders required by this Agreement) and Borrower (on behalf of the Loan Parties).

                18.6 Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

                18.7 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by Borrower or Guarantor or the transfer to the Lender Group of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrower or Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

                18.8 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                18.9 Agent as Party in Interest. Each Loan Party hereby stipulates and agrees that Agent is and shall remain a party in interest in the Chapter 11 Cases and shall have the right to participate, object and be heard in any motion or proceeding in connection therewith. Without limitation of the foregoing, Agent shall have the right to make any motion or raise any objection it deems to be in its interest (specifically including but not limited to objections to use of proceeds of the Advances and the Term Loan, to payment of professional fees and expenses or the amount thereof, to sales or other transactions outside the ordinary course of business or to assumption or rejection of any executory contract or lease).

                18.10 Confidentiality. Except as otherwise provided in this Agreement, Agent and each of the Lenders shall not disclose any Confidential Information to any Person without the consent of Borrower, other than (a) to Agent's or a Lender's Affiliates and its officers, directors, employees, agents and advisors and to actual or prospective assignees and participants, and then only on a confidential basis; (b) as required by any law, rule, or regulation or judicial process; and (c) as requested or required by any state, federal, or foreign authority or examiner regulating banks or banking. If Agent or a Lender is required by any law, rule, or regulation or judicial process to disclose any Confidential Information, to the extent permitted by applicable law, it shall promptly give notice to Borrower so that Borrower may seek a protective order or other appropriate remedy. If Borrower does not obtain such a protective order or other remedy, to the extent permitted by applicable law, Agent or the Lender, as applicable, will endeavor to furnish only that portion of the Confidential Information which it reasonably believes to be legally required.

                [Signature pages to follow.]

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                     BORROWER:

                     e.spire Communications, Inc.,
                     a Delaware corporation, as Borrower


                     By: /s/ BRADLEY E. SPARKS
                         ----------------------------------------------
                         Title: Bradley E. Sparks, Chief Financial Officer


                     GUARANTORS:

                     e.spire Finance Corporation,
                         a Delaware corporation
                     ACSI Network Technologies, Inc.,
                         a Maryland corporation
                     e.spireDATA, Inc.,
                         a Maryland corporation
                     ACSI Local Switched Services, Inc.,
                         a Maryland corporation
                     ACSI Long Distance, Inc.,
                         a Maryland corporation
                     e.spire Leasing Corporation,
                         a Maryland corporation
                     American Communication Services of Albuquerque, Inc.,
                         a Delaware corporation
                     American Communication Services of Amarillo, Inc.,
                         a Maryland corporation
                     American Communication Services of Atlanta, Inc.,
                         a Maryland corporation
                     American Communication Services of Austin, Inc.,
                         a Delaware corporation
                     American Communication Services of Baton Rouge, Inc.,
                         a Maryland corporation
                     American Communication Services of Birmingham, Inc.,
                         a Delaware corporation
                     American Communication Services of Charleston, Inc.,
                         a Delaware corporation
                     American Communication Services of Chattanooga, Inc.,
                         a Delaware corporation
                     American Communication Services of Colorado Springs, Inc.,
                         a Maryland corporation
                     American Communication Services of Columbia, Inc.,
                         a Delaware corporation

                     American Communication Services of Columbus, Inc.,
                         a Maryland corporation
                     American Communication Services of Corpus Christi, Inc.,
                         a Maryland corporation Inc.
                     American Communication Services of Dallas, Inc.,
                         a Maryland corporation
                     American Communication Services of D.C., Inc.,
                         a Maryland corporation
                     American Communication Services of El Paso, Inc.,
                         a Delaware corporation
                     American Communication Services of Fort Worth, Inc.,
                         a Delaware corporation
                     American Communication Services of Greenville, Inc.,
                         a Delaware corporation
                     American Communication Services of Irving, Inc.,
                         a Maryland corporation
                     American Communication Services of Jackson, Inc.,
                         a Maryland corporation
                     American Communication Services of Jacksonville, Inc.,
                         a Maryland corporation
                     American Communication Services of Kansas City, Inc.,
                         a Maryland corporation
                     American Communication Services of Las Vegas, Inc.,
                         a Maryland corporation
                     American Communication Services of Lexington, Inc.,
                         a Delaware corporation
                     American Communication Services of Little Rock, Inc.,
                         a Delaware corporation
                     American Communication Services of Louisiana, Inc.,
                         a Delaware corporation
                     American Communication Services of Louisville, Inc.,
                         a Delaware corporation
                     American Communication Services of Maryland, Inc.,
                         a Maryland corporation
                     American Communication Services of Miami, Inc.,
                         a Maryland corporation
                     American Communication Services of Mobile, Inc.,
                         a Delaware corporation
                     American Communication Services of Montgomery, Inc.,
                         a Maryland corporation
                     American Communication Services of Pima County, Inc.,
                         a Delaware corporation
                     American Communication Services of Rio Rancho, Inc.,
                         a Maryland corporation
                     American Communication Services of Roanoke, Inc.,
                         a Maryland corporation

                     American Communication Services of San Antonio, Inc.,
                         a Delaware corporation
                     American Communication Services of Savannah, Inc.,
                         a Maryland corporation
                     American Communication Services of Shreveport, Inc.,
                         a Maryland corporation
                     American Communication Services of Spartanburg, Inc.,
                         a Maryland corporation
                     American Communication Services of Tampa, Inc.,
                         a Maryland corporation
                     American Communication Services of Tulsa, Inc.,
                         a Maryland corporation
                     American Communication Services of Virginia, Inc.,
                         a Virginia corporation
                     American Communication Services International, Inc.,
                         a Delaware corporation
                     ACSI Local Switched Services of Virginia, Inc.,
                         a Virginia corporation
                     Cybergate, Inc.,
                         a Florida corporation
                     FloridaNet, Inc.,
                         a Florida corporation


                     Each by: /s/ BRADLEY E. SPARKS
                             ----------------------------
                             Title: Bradley E. Sparks, Chief Financial Officer


                     AGENTS AND LENDERS:

                     FOOTHILL CAPITAL CORPORATION,
                     a California corporation


                     By:  [SIG]
                         ----------------------------------------------
                         Title: SVP


                     ABLECO FINANCE LLC,
                     a Delaware limited liability company


                     By: /s/    KEVIN GENDA
                         ----------------------------------------------
                         Title: Kevin Genda
                                Senior Vice President